UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Carver Bancorp, Inc.
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July 29, 2014
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders of Carver Bancorp, Inc. (“Carver”), the holding company for Carver Federal Savings Bank, which will be held on Thursday, September 25, 2014, 10:00 a.m., at the Schomburg Center for Research in Black Culture, New York Public Library, 515 Malcolm X Boulevard, New York, New York (the “Annual Meeting”). We also invite you to join members of our Board of Directors and Management Team for light refreshments beginning at 9:30 a.m.
With this letter, we are including the Notice of Annual Meeting of Stockholders, the proxy statement, the proxy card and our 2014 Annual Report. The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Carver, as well as representatives of KPMG LLP, the accounting firm appointed by the Finance and Audit Committee of the Board of Directors to be Carver’s independent auditors for the fiscal year ending March 31, 2015, will attend the Annual Meeting. In addition, management will report on the operations and activities of Carver, and there will be an opportunity for you to ask questions about Carver’s business.
The Board of Directors of Carver recommends a vote “FOR” all nominees for election as director (“Proposal One”), “FOR” the ratification of the Carver Bancorp, Inc. 2014 Equity Incentive Plan (“Proposal Two”), “FOR” the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2015 (“Proposal Three”), and “FOR” the advisory (non-binding) approval of the compensation of our named executive officers (“Proposal Four”).

You may vote by telephone or over the Internet, as well as by using the traditional proxy card. See the enclosed proxy card or page 2 of the attached proxy statement for instructions on these methods of voting.
The Board of Directors, management and employees of Carver thank you for your ongoing support and continued interest in Carver. We hope that you will join us at the Annual Meeting.
Sincerely yours,

/s/ Deborah C. Wright
Deborah C. Wright
Chairman and Chief Executive Officer

Your vote is important. Please complete, sign and return the enclosed proxy card or vote by telephone promptly, whether or not you plan to attend the Annual Meeting.

CARVER BANCORP, INC.
75 West 125th Street
New York, New York 10027-4512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 25, 2014
NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Carver Bancorp, Inc. (“Carver”) will be held on September 25, 2014, at 10:00 a.m., at the Schomburg Center for Research in Black Culture, New York Public Library, 515 Malcolm X Boulevard, New York, New York.
At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1.	To elect four directors, each to serve for a three-year term and until their respective successors has been elected and qualified;

2.	To ratify the Carver Bancorp, Inc. 2014 Equity Incentive Plan;

3.	To ratify the appointment of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2015; and

4.	Advisory (non-binding) approval of the compensation of our named executive officers as described in the proxy statement.
If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver’s management is not aware of any other such business.
The Board of Directors has fixed July 27, 2014 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of Carver as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Carver Federal Savings Bank, 75 West 125th Street, New York, New York, for a period of twenty days prior to the Annual Meeting and will also be available at the Annual Meeting.
Please promptly sign, date and return the enclosed Proxy Card or vote by telephone at 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone or via the internet at www.voteproxy.com and follow the instructions. Please have your proxy card available when you call or access the web page and use the Carver Number and Account Number shown on your proxy card. You may revoke the proxy at any time prior to its exercise in the manner described in the attached proxy statement.

By Order of the Board of Directors,

/s/ Isaac Torres
Isaac Torres
Corporate Secretary
July 29, 2014

CARVER BANCORP, INC.
75 West 125th Street
New York, New York 10027-4512

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 25, 2014

GENERAL INFORMATION

General
This proxy statement and accompanying proxy card are being furnished to stockholders of Carver Bancorp, Inc. in connection with the solicitation of proxies by the Board of Directors of Carver to be used at the annual meeting of stockholders that will be held on Thursday, September 25, 2014, at 10:00 a.m., at the Schomburg Center for Research in Black Culture, New York Public Library, 515 Malcolm X Boulevard, New York, New York, and at any adjournment or postponement thereof (the “Annual Meeting”). The accompanying Notice of Annual Meeting and proxy card, and this proxy statement, are first being mailed to stockholders on or about July 29, 2014.
Carver Bancorp, Inc., a Delaware corporation, operates as a savings and loan holding company for Carver Federal Savings Bank. In this proxy statement, we refer to Carver Bancorp, Inc. as “Carver” and Carver Federal Savings Bank as “Carver Federal” or the “Bank.”
Important notice regarding the availability of proxy materials for the September 25, 2014 Annual Meeting of Stockholders: The Proxy Statement for the 2014 Annual Meeting of Stockholders is available at http://www.carverbank.com/proxy.
Who Can Vote
The Board of Directors of Carver has fixed the close of business on July 27, 2014 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. As of the close of business on July 27, 2014, the outstanding voting stock of Carver consisted of 3,697,503 shares of common stock, par value $.01 per share (“Common Stock” or “Voting Stock”). The holders of record of a majority of the total number of votes eligible to be cast in the election of directors represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.
How Many Votes You Have
Each holder of shares of Common Stock outstanding on July 27, 2014 will be entitled to one vote for each share held of record (other than Excess Shares, as defined below) upon each matter properly submitted at the Annual Meeting. As provided in Carver’s Certificate of Incorporation, record holders of Voting Stock on behalf of a person who beneficially owns in excess of 10% of the outstanding shares of Voting Stock (“Excess Shares”) shall be entitled to cast only one-hundredth of one vote per share for each Excess Share.

A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Carver’s Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares and to determine on the basis of information known to it after reasonable inquiry of all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation: (1) the number of shares of Voting Stock beneficially owned by any person or purported owner; (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; and (3) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Voting Stock.
How You Can Vote
If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the following methods:
Vote by Internet, by going to the web address http://www.voteproxy.com and following the instructions for Internet voting shown on the enclosed proxy card.
Vote by Telephone, by dialing 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Carver Number and Account Number shown on your proxy card.
Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.
If you vote by telephone or by Internet, please do not mail your proxy card.
If you return your signed proxy card or use telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on. For example, for the election of directors, you may (1) vote “FOR” all the nominees, (2) “WITHHOLD” authority for all nominees or (3) Vote “FOR ALL EXCEPT.” See “Proposal One–Election of Directors.” For Proposal Two, Three and Four, you may vote “FOR”, “AGAINST” or “ABSTAIN” from voting.
If you send in your proxy card or use telephone voting, but do not specify how you want to vote your shares, the named proxies will vote “FOR” the nominees for election as director (“Proposal One”), “FOR” the ratification of the Carver Bancorp, Inc. 2014 Equity Incentive Plan (“Proposal Two”), “FOR” the ratification of the appointment of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2015 (“Proposal Three”), and “FOR” the advisory (non-binding) approval of compensation of named executive officers (“Proposal Four”).
Important Information Regarding Beneficial Ownership and Record Ownership

If you hold your shares in “street name” (i.e., in a brokerage account), you are not considered to be the “record holder” of those shares. Instead, you are the “beneficial owner” of those shares and your broker is the “record holder.” If you hold your shares in street name, your broker is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker may allow you to provide voting instructions by telephone. Please see the instruction form provided by your broker that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you want to vote your shares of Carver stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.
Votes Required
Proposal One. Directors are elected by a plurality of votes cast in person or by proxy at the Annual Meeting. The four nominees receiving the highest number of votes cast in person or by proxy at the Annual Meeting will be elected to the Board of Directors. As such, if you do not vote for a nominee, your vote will not count “FOR” or “AGAINST” the nominee. If you “WITHHOLD” authority for any nominee, your vote will not count “FOR” or “AGAINST” the nominee, unless you properly submit a new proxy card or vote at the Annual Meeting. You may not vote your shares cumulatively for the election of directors. Broker non-votes will have no effect on the election of directors.
Proposal Two. The approval of the Carver Bancorp, Inc. 2014 Equity Incentive Plan (the “Equity Incentive Plan”) requires the affirmative vote of the holders of a majority of the number of votes cast at the Annual Meeting. As such, if you do not cast a vote regarding the approval of the Equity Incentive Plan, your vote will not count “FOR” or “AGAINST” the approval of the Equity Incentive Plan.
Proposal Three. The ratification of the appointment of KPMG LLP as Carver’s independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Therefore, if you “ABSTAIN” from voting on this proposal, it has the same effect as if you voted “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
Proposal Four. Both: (i) Section 111 of the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Reinvestment Act of 2009 (due to Carver’s participation in the Troubled Asset Relief Program (“TARP”); and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires Carver to permit a non-binding shareholder vote to approve the compensation of the participant’s named executive officers. Accordingly, we are asking you to approve the compensation of the named executive officers as described under “Executive Compensation” in this proxy statement. Approval of this proposal requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” the proposal, and broker non-votes will have no effect on the outcome of the proposal. Your vote is advisory and will not be binding upon the Board of Directors of Carver. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Revocability of Proxies
If you are a stockholder whose shares are registered in your name, you may revoke your grant of a proxy at any time before it is voted at the Annual Meeting by:

•	filing a written revocation of the proxy with Carver’s Corporate Secretary;

•
submitting another proper proxy with a more recent date than that of the proxy first given by (1) following the telephone voting instructions, (2) following the Internet voting instructions or (3) completing, signing, dating and returning a proxy card to Carver; or

•	attending and voting in person at the Annual Meeting.
If you are a stockholder whose shares are not registered in your name, you may revoke your proxy by contacting your bank, broker or other holder of record for revocation instructions.
We are soliciting proxies only for the Annual Meeting. If you grant us a proxy to vote your shares, the proxy will be exercised only at the Annual Meeting.
Solicitation of Proxies
Carver will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this proxy statement and any additional information furnished to Carver stockholders. In addition to solicitation of proxies by mail, solicitation may be made by certain of our directors, officers or employees telephonically, electronically or by other means of communication or by Morrow & Co., LLC (“Morrow”) which we have retained to assist in the solicitation of proxies. Our directors, officers and employees will receive no additional compensation for any such solicitation, and Morrow will receive a fee of $3,500 plus reasonable out-of-pocket expenses for its services. Carver will reimburse brokers and other similar institutions for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 27, 2014, certain information as to shares of Voting Stock beneficially owned by persons owning in excess of 5% of any class of Carver’s outstanding Voting Stock. Carver knows of no person, except as listed below, who beneficially owned more than 5% of any class of the outstanding shares of Carver’s Voting Stock as of July 27, 2014. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (“SEC”) and with Carver pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under “Security Ownership of Management,” in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of these tables, of any shares of stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after July 27, 2014. As used in this proxy statement, “voting power” is the power to vote or direct the voting of shares, and “investment power” includes the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding(1)
U.S. Department of the Treasury c/o The Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217	2,321,286 (2)	62.8%

(1)
On July 27, 2014, there were 3,697,503 outstanding shares of Common Stock. On October 27, 2011, Carver completed a 1-for-15 reverse stock split, which reduced the number of outstanding shares of common stock from 2,492,415 to 166,161.

(2)
On October 28, 2011, the U.S. Department of the Treasury (the “U.S. Treasury”) exchanged the Series B preferred stock it owned as part of the TARP Community Development Capital Initiative (the “TARP-CDCI”) for 2,321,286 shares of Common Stock and its Series C Preferred stock converted into 1,208,039 shares of Common Stock and 45,118 shares of Series D preferred stock. Series C stock was previously reported as Mezzanine equity, and upon conversion to Common Stock and Series D is now reportable as stockholders’ equity.

Security Ownership of Management
The following table sets forth information about the shares of Voting Stock beneficially owned by each nominee, each Continuing Director (as defined herein), each Named Executive Officer identified in the Summary Compensation Table included in this proxy statement, and all directors and executive officers of Carver or Carver Federal, as a group, as of July 27, 2014. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Voting Stock indicated and none of the shares are pledged as security.

Name	Title	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock Outstanding (2)

Deborah C. Wright	Chairman, Chief Executive Officer and Director	6,893	*
Dr. Samuel J. Daniel	Director	103	*
Robert Holland, Jr.	Director	1,024	*
Pazel G. Jackson, Jr.	Director	88	*
Janet L. Rollé	Director	133	*
Robert R. Tarter	Director	102	*
Susan M. Tohbe	Director	133	*
Lewis P. Jones III	Director	—	*
Colvin W. Grannum	Director	—	*
Kenneth J. Knuckles	Director	—	*
Ingrid LaMae deJongh	Director	—	*
Michael T. Pugh	President and Chief Operating Officer	—	*
David L. Toner	First Senior Vice President, Chief Financial Officer	333	*
John Spencer	Senior Vice President, Chief Operations and Information Technology Officer	333	*
James Raborn	Senior Vice President, Loan Workout Officer	—	*
All directors and other executive officers as a group persons (15 persons)		9,142	*

* Less than 1% of outstanding Common Stock.

(1)
Amounts of equity securities shown include shares of common stock subject to options exercisable within 60 days as follows: Ms. Wright – 3,968; Mr. Tarter – 66; Ms. Rollé – 40; Ms. Tohbe – 40; all officers and directors as a group – 4,114.

Amounts of equity securities shown also include shares of common stock subject to options that are not exercisable within 60 days as follows: Ms. Rollé – 26; Ms. Tohbe – 26; all officers and directors as a group – 52.
Amounts of equity securities shown include unvested shares of restricted stock awarded to the executive officers and directors under the 2006 Stock Incentive Plan, which such executive officers and directors have neither voting nor dispositive power, as follows: Ms. Rollé – 26; Ms. Tohbe – 26; Mr. Spencer – 67; Mr. Toner – 67; all officers and directors as a group – 320.

(2)
Percentages with respect to each person or group of persons have been calculated on the basis of 3,697,503 shares of Common Stock outstanding as of July 27, 2014, plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after July 27, 2014 by the exercise of stock options.

PROPOSAL ONE ELECTION OF DIRECTORS

General
The Certificate of Incorporation of Carver provides that Carver’s Board of Directors shall be divided into three classes, as nearly equal in number as possible. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.
Carver's Board of Directors has the discretion to fix the number of directors by resolution and has so fixed this number at eleven (11). The terms of four directors expire at the Annual Meeting. Robert Holland, Jr., Janet L. Rollé, Lewis P. Jones III, and Colvin W. Grannum, whose terms are expiring, have been nominated and approved by Carver's Nominating/Corporate Governance Committee and ratified by the Board of Directors to be re-elected at the Annual Meeting to serve for a term of three years and until their respective successors are elected and qualified.
Each nominee has consented to being named in this proxy statement and to serve if elected. However, if any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unable to serve.
Information Regarding Nominees and Continuing Directors
The following table sets forth certain information with respect to the nominees for election as a director and each director whose term does not expire at the Annual Meeting (“Continuing Director”). There are no arrangements or understandings between Carver and any director or nominee pursuant to which such person was elected or nominated to be a director of Carver. For information with respect to the ownership of shares of the Common Stock by each director and nominee, see “Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management.”

Name	Age	End of Term	Position Held with Carver and Carver Federal	Director Since
Nominees for Term Expiring in 2014

Robert Holland, Jr.	74	2014	Lead Director	1999
Janet L. Rollé	52	2014	Director	2010
Lewis P. Jones III	62	2014	Director	2013
Colvin W. Grannum	61	2014	Director	2013

Continuing Directors
Dr. Samuel J. Daniel	64	2015	Director	2006
Robert R. Tarter	66	2015	Director	2006
Kenneth J. Knuckles	66	2015	Director	2013
Ingrid LaMae deJongh	48	2015	Director	2014
Pazel G. Jackson, Jr.	82	2016	Director	1997
Susan M. Tohbe	66	2016	Director	2010
Deborah C. Wright	56	2016	Chairman, Chief Executive Officer and Director	1999

Directors’ Backgrounds
The principal occupation and business experience of each nominee for election as director and each Continuing Director is set forth below.
Nominees for Election as Director
The Nominating/Corporate Governance Committee of the Board of Directors nominated, and the Board of Directors approved, the following individuals for election as Director:
Robert Holland, Jr. is a Corporate Director, Managing Partner, Chief Mentor and Advisory Board member of Essex Lake Group, LLC an international profit enhancement firm that specializes in the application of granular-level modeling and analytics techniques. Mr. Holland is also in the preliminary stages of developing a fund to invest in mid cap businesses in West Africa. Just prior to these initiatives he was a General Partner with Cordova, Smart & Williams, LLC, a New York based private equity firm. From 1997 to 2001, he was Chairman and Chief Executive Officer of Workplace Integrators; a company he built into one of the largest Steelcase Office Furniture dealerships in the United States. Mr. Holland was formerly President and Chief Executive Officer of Ben & Jerry’s, Chairman and Chief Executive Officer of Rokher-J, Inc., a New York-based holding company that participates in business development projects and provides strategy development assistance to senior management of major corporations, and a partner with the consulting firm McKinsey & Company. Mr. Holland is a member of the Boards of Directors of Lexmark International, Inc., and the Harlem Junior Tennis Program. He previously served on the Board of Directors of YUM Brands, Inc. and Research Corporation for the Science Advancement and the Harlem Junior Tennis Program. Mr. Holland was formerly Vice Chairman of the Board of Trustees of Spellman College and was formerly a member of the Executive Board of the Harvard Journal of African-American Public Policy. Mr. Holland brings a breadth and depth of international and domestic operations, strategic planning, corporate governance and marketing, experience to the Board. His background as the chief executive officer and director of several corporations gives him a unique perspective and understanding of the responsibilities and duties of managing an institution like Carver.
Janet L. Rollé recently served as Executive Vice President and Chief Marketing Officer of CNN Worldwide. Prior to joining CNN Worldwide in April 2011, Ms. Rollé was Executive Vice President and Chief Marketing Officer of BET Networks from April 2007 to March 2011. In that role, Ms. Rollé directed brand, marketing and creative strategy for all businesses of BET Networks. From 2005 to 2007, Ms. Rollé served as Vice President and General Manager of AOL’s affinity websites, AOL Black Voices and the 10 websites in AOL Women's & Lifestyle category. Ms. Rollé was previously Vice President, Programming Enterprises and Business Development at MTV Networks, responsible for growing revenue at VH1 and Country Music Television. Ms. Rollé began her career at Home Box Office (“HBO”), holding positions including Special Assistant to the Chairman, and Director of Marketing and New Media, for the video division of HBO. Ms. Rollé holds an M.B.A. from Columbia University and a B.F.A. from the State University of New York, Purchase. She currently serves on the Board of Directors of the American Foundation for the University of the West Indies. She previously served on the Nominating Committee for the Board of Directors of the United States Tennis Association. Ms. Rollé’s experience in marketing to diverse constituencies will greatly improve Carver’s ability to address the needs of the changing communities it serves.
Lewis P. Jones III is Managing Principal Co-Founder at 5 Stone Green Capital, an asset management firm that focuses on energy efficient and sustainably designed green real estate developments, since 2010. Mr. Jones was an executive from 1988 to 2009 at JPMorgan Chase (and predecessor banks), including serving as the Co-Portfolio Manager of the JPMorgan Urban Renaissance Property Fund and a senior member of the Acquisitions Team at JP Morgan Asset Management. Mr. Jones also previously served as President of the Chase Community Development Corporation. Mr. Jones earned his undergraduate degree from Harvard University and a law degree and MBA from Columbia University. Mr. Jones’s expertise in community development and green real estate lending and investment offers Carver a unique perspective on burgeoning opportunities in its market area.
Colvin W. Grannum is President and Chief Executive Officer of Bedford Stuyvesant Restoration Corporation, since 2001. Previously, Mr. Grannum served as Chief Executive Officer at Bridge Street Development Corporation. Prior to his career in community development, Mr. Grannum practiced law for more than 17 years. Mr. Grannum earned an undergraduate degree from University of Pennsylvania and a law degree from Georgetown University Law Center. Mr. Grannum’s legal background and expertise in community development in New York City offers Carver a greater depth of understanding on the Bank’s market area and the needs of the changing communities that it serves.

The Board of Directors Recommends a Vote
“FOR” Each Nominee for Election as Director.
Please Mark Your Vote on the Enclosed Proxy Card and
Return it in the Enclosed Postage-Prepaid Envelope
or Vote by Telephone or the Internet.

Continuing Directors
Dr. Samuel J. Daniel is an Attending Physician in the Department of Gastroenterology and Assistant Chief of Gastroenterology Division, since January 2013, at St. Luke’s-Roosevelt Hospital Center– Continuum Health Partners Inc. Dr. Daniel is also a Clinical Professor of Medicine at Columbia University’s College of Physicians and Surgeons. From 2001 to 2010, Dr. Daniel was President and Chief Executive Officer of North General Hospital. From 1998 to 2001, Dr. Daniel was the Medical Director and Director of Medicine at North General Hospital. From 1994 to 1999, Dr. Daniel was the Program Director of the North General Hospital Internal Medicine Residency Program and the Hospital’s Chief of Gastroenterology. Dr. Daniel is a Diplomat of the American Board of Internal Medicine and Gastroenterology and has various board memberships and affiliations with a number of distinguished medical and civic organizations. Dr. Daniel has broad experience in the management and oversight of consumer businesses through his service as Chief Executive Officer of North General Hospital. Dr. Daniel’s experience in the healthcare industry, combined with his management and leadership skills, bring a unique perspective and significant expertise in operations, management and strategic planning which is important to Carver. In addition, Dr. Daniel’s prior service to the Harlem community brings an in depth knowledge and understanding about Carver, its mission, and the communities Carver serves.
Robert R. Tarter retired in 2009 as an Executive Vice President of the State Street Corporation, which he joined in 1994. Mr. Tarter held several executive level positions during his tenure with State Street, most recently as head of the Global Relationship Management Group and prior to that as head of Institutional Investor Services with responsibility for State Street’s North American investment servicing business for institutional clients. Before joining State Street Corporation, Mr. Tarter spent more than 20 years at Bankers Trust in corporate banking. Mr. Tarter earned his undergraduate degree from the Wharton School at the University of Pennsylvania. Mr. Tarter is a member of the boards of the Immokalee Foundation and the Naples Shelter for Abused Women and Children, and a member of the Executive Leadership Council. Mr. Tarter’s long financial services career brings to the Board an in depth understanding of banking and the issues facing the industry, experience in addressing these issues and the skills to assist management oversee Carver’s lending, finance, and real estate businesses.
Kenneth J. Knuckles is President and Chief Executive Officer of the Upper Manhattan Empowerment Zone Development Corporation (“UMEZ”), since 2003. Mr. Knuckles is also Vice Chair of the New York City Planning Commission. Prior to joining UMEZ, Mr. Knuckles was Vice President of Support Services and Chief Procurement Officer at Columbia University. Mr. Knuckles earned his undergraduate degree from the University of Michigan and his law degree from Howard University School of Law. Mr. Knuckles’s experience in New York City community development issues will contribute to Carver’s mission to the communities it serves.
Ingrid LaMae deJongh was a partner at Accenture from 1987 to 2012, where she helped financial institutions increase revenues and reduce costs by providing consulting, technology and outsourcing solutions and had a leadership role in the firm’s North America Capital Markets practice.  Alongside her client service work, Ms. deJongh helped addressed Accenture’s human capital strategy, bringing focus to the recruitment, retention, development and advancement of talent; inclusion and diversity; and corporate citizenship.  She also contributed to strategy-setting and day-to-day operations of Accenture through participation on the CEO Advisory Council, North America Leadership Team, Accenture US Foundation, and Accenture US Investments/Benefits Co. Ms. deJongh earned her undergraduate degree from Princeton University. Ms. deJongh’s prior experience as a consultant developing new business strategies and models for financial institutions brings the Board a greater depth of understanding on banking industry trends and strategies.

Pazel G. Jackson, Jr., has been a member of the Board of Directors of Carver and Carver Federal since 1997. Mr. Jackson retired as Senior Vice President of JPMorgan Chase in 2000. During his 37-year career in banking, Mr. Jackson held positions of increasing responsibility at JPMorgan Chase, Chemical Bank, Texas Commerce Bank and the Bowery Savings Bank. Most recently, from January 1995 to 2000, Mr. Jackson was responsible for mortgage market development throughout the United States for JPMorgan Chase. His prior positions included Senior Credit Officer of Chemical Mortgage Company, Business Manager of Chemical Mortgage Division, Chief Lending Officer of Bowery Savings Bank and Marketing Director of Bowery Savings Bank. Mr. Jackson was formerly Vice-Chairman of the Battery Park City Authority and formerly Chairman of The Mutual Real Estate Trust. Mr. Jackson is a licensed Professional Engineer with more than 16 years of senior management experience in design and construction. Mr. Jackson earned B.C.E. and M.C.E. degrees from the City College of New York, an M.B.A. from Columbia University and a Doctorate in Business Policy Studies from Pace University in New York. Mr. Jackson’s extensive senior level banking experience, including his extensive lending and real estate experience, coupled with his advanced formal education, has given him front-line exposure to many of the issues facing Carver, as well as valuable insight needed as Chairman of the Asset Liability and Interest Rate Risk Committee.
Susan M. Tohbe is an owner and manager of Peterson County LLC, a real estate investment, development and management company with properties principally located in Connecticut. At Peterson County, Ms. Tohbe directs the financial operations and manages the portfolio of low-income tenant apartment buildings. Prior to joining Peterson County in 2001, Ms. Tohbe was Chief Financial Officer of the Mashantucket Pequot Tribal Nation, the owners of the Foxwoods Resort Casino, several other hotel properties, commercial real estate, a nationwide pharmaceutical distribution network, and other operations which were as diverse as shipbuilding and ferry operations, the construction and operation of the $200 million Pequot Museum and Research Center. In addition, she oversaw the $350 million annual government budget, covering the costs of managing the reservation and the health and welfare of the Tribe. Prior to that, Ms. Tohbe held Chief Financial Officer positions at J.M. Huber Corporation in Edison, New Jersey, and The Oakland Tribune in Oakland, California. She also served as a Senior Vice President of Bank of America’s World Banking Group, where she was responsible all aspects of the group’s financial operations. Ms. Tohbe has served on the boards of the California Public Employees Retirement System (“CalPERS”), Pacific Gas & Electric Nuclear Decommissioning Trust, Mills College, San Francisco Ballet, and Catalyst. Ms. Tohbe holds an M.B.A and B.A. from the University of California, Berkeley. Ms. Tohbe’s extensive experience in running her own company focused on providing housing and real estate development, in addition to her experience as the chief financial officer at several organizations, bring valuable business and leadership skills and financial acumen to the Board in furtherance of its objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to Carver.
Deborah C. Wright is Chairman and Chief Executive Officer of Carver and Carver Federal. Ms. Wright has held the title of Chief Executive Officer since June 1, 1999 and the Board of Directors elected her to the post of Chairman in February 2005. Prior to joining Carver in June 1999, Ms. Wright was President and Chief Executive Officer of UMEZ, a position she had held since May 1996. She previously served as Commissioner of the Department of Housing Preservation and Development under Mayor Rudolph W. Giuliani from January 1994 through March 1996. Prior to that appointment, Mayor David N. Dinkins appointed Ms. Wright to the New York City Housing Authority Board, which manages New York City’s 189,000 public housing units. Ms. Wright serves on the boards of Time Warner Inc., where she chairs the Audit and Finance Committee, The Partnership for New York City, and Sesame Workshop. She is a member of the Board of Managers of the Memorial Sloan-Kettering Cancer Center. Ms. Wright previously served on the Board of Directors of Kraft Foods Inc., where she chaired the Compensation Committee and the Public Affairs Committee. Ms. Wright earned A.B., J.D. and M.B.A. degrees from Harvard University. Ms.

Wright brings strong and broad financial services and management experience to the Board, as well as a deep understanding of Carver’s business, operations, urban consumer and international marketplace, and the economic and regulatory environment in which Carver operates.
Executive Officers of Carver and Carver Federal
Biographical information for Carver’s executive officers who are not directors is set forth below. Such executive officers are officers of Carver and Carver Federal.
Executive Officers
Michael T. Pugh, 42, is President and Chief Operating Officer, since January 2013, overseeing new business initiatives and operating divisions, including lending, retail, operations and marketing. In 2012, Mr. Pugh was Carver’s Chief Revenue Consultant, focusing on redesigning its business strategy, management structure and related processes. Mr. Pugh is a retail banking veteran for more than 20 years. His extensive experiences includes leading teams of up to 600 associates in consumer and business banking, residential lending, and call center operations. Mr. Pugh’s experience also includes serving as a critical leader in bank system integrations, launching new lines of business, and executing de novo market strategies. Prior to joining Carver in August 2012, Mr. Pugh worked at Capital One, N.A., as Senior Vice President, Regional Executive and Market President of the Eastern Maryland, Delaware and Washington, D.C. markets. He is a board member for several nonprofit organizations, including Mid-Atlantic Regional Chapter of Operation Hope and The Society for Financial Education and Professional Development. He earned a B.S. degree in Health Administration from Eastern Michigan University.
David Toner, 52, is First Senior Vice President and Chief Financial Officer of Carver, since June 2013. Mr. Toner previously held the position of Controller. Prior to joining Carver in December 2009, Mr. Toner spent more than 20 years with Citigroup in various financial control positions in the United States and Europe, including serving as Chief Financial Officer of Citigroup’s Community Development business from 2004 through 2007. Prior to joining Citigroup in 1987, Mr. Toner held various audit positions with Deloitte & Touche (formerly Deloitte, Haskins & Sells). Mr. Toner is a certified public accountant. He received his M.B.A. in Finance, with a concentration in International Business, from the Stern School of Business at New York University and his B.S. in Accounting, summa cum laude, from the Haub School of Business at Saint Joseph’s University. He is a member of the Board of Visitors (advisory board) for the Haub School of Business and a member of the New York Alumni Council for Saint Joseph’s University.
Blondel A. Pinnock, 46, is Senior Vice President, Carver Federal and President of Carver Community Development Corporation.  Ms. Pinnock joined Carver in April 2008. Prior to joining Carver, Ms. Pinnock was Senior Vice President of Bank of America where she was a community development lender and business development officer. Ms. Pinnock has over a ten-year background in financing the development of residential and commercial real estate projects located within low and moderate income neighborhoods throughout New York City and outlying areas. Prior to her tenure at Bank of America, Ms. Pinnock worked as counsel and deputy director for the New York City’s Housing, Preservation and Development Department’s Tax Incentives Unit, where she assisted in the implementation of the City's real estate tax programs for low, moderate and market rate projects.  She earned a B. A. from Columbia College and a J. D. from Hofstra University School of Law.
James A. Raborn, 51, is Senior Vice President, Manager of Loan Workout and Loss Mitigation and Acting General Counsel.  Mr. Raborn joined Carver in April 2011 from Emigrant Bank where he served as First Vice President and Director of Foreclosure/Real Estate Owned for about four years.  Mr. Raborn was responsible for oversight and management of a large volume of non-performing residential and commercial loans while at Emigrant.  Prior to that Mr. Raborn was Counsel with the law firm of Riker Danzig Scherer Hyland & Perretti LLP in Morristown, New Jersey for over ten years.  While at Riker Danzig, Mr. Raborn had an extensive real estate litigation practice and tried numerous cases involving real estate or real estate related issues.  Mr. Raborn was also an Associate at the law firm of Norris McLaughlin & Marcus in Somerville, New Jersey for about three years.  Immediately after graduating from law school, Mr. Raborn completed two, one year judicial clerkships with the Honorable Daniel H. Huyett, Judge, United States District Court for the Eastern District of Pennsylvania and the Honorable Stephen Skillman, Appellate Judge, Superior Court of New Jersey, Appellate Division.  Mr. Raborn is a member of the New Jersey and Pennsylvania (inactive) bars.   He received his juris doctor degree with honors from Rutgers University, Camden in May 1988. Mr. Raborn graduated cum laude from Tulane University, College of Arts and Sciences in May 1985 where he received his bachelors degree in history and political science.
John F. Spencer, 49, is Senior Vice President and Chief Information Technology and Operations Officer of Carver. Mr. Spencer was promoted in 2013 from his prior position as Senior Vice President and Chief Retail Officer of Carver Federal. Mr. Spencer joined Carver in February 2009 after 22 years at JP Morgan Chase where he held several management positions in Retail Sales/Customer Service, Audit, and Operations Management. Additionally, he served as a Branch Administration Executive for the bank’s Retail Division, supporting a network with 700 branches, and over $50 billion in deposits. Mr. Spencer has a proven record of accomplishment of operational excellence. He has significant experience in Retail Bank merger integration, and has participated in Six Sigma Methodology projects. He earned a B.A. in Banking and Finance from Pace University.
Alfredo V. Assad, 56, is Senior Vice President and Chief Lending Officer. Mr. Assad brings over 24 years of experience in lending. Mr. Assad joined Carver in November 2011, as a consultant assisting Carver in asset generation and rebuilding its Lending Department. Prior to joining Carver, as a Director and the President of New York National Bank, Mr. Assad restructured and returned to profitability this 25 year-old community bank with approximately $150 million in assets. Mr. Assad has also held lending, management, and treasury positions at Banco Popular North America, Credit Communal de Belgique and M&T Bank. Mr. Assad has a B.A. in Economics from Harvard University and an M.B.A. from Columbia University.
Transactions with Certain Related Persons
Applicable law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Carver Federal offers loans to its directors, officers and employees, which loans are made in the ordinary course of business and are not made with more favorable terms nor do they involve more than the normal risk of collectability or present unfavorable features. Furthermore, loans above the greater of $25,000, or 5% of Carver Federal’s capital and surplus (up to $500,000), to Carver Federal’s directors and executive officers must be approved in advance by a majority of the disinterested members of Carver Federal’s Board of Directors. As of the date of this proxy statement, neither Carver nor Carver Federal had made any loans or extensions of credit to any of its executive officers or directors.
Stock Ownership
Carver encourages its officers and directors to own stock in Carver, and a portion of the compensation of its officers and directors is stock-based, as described below under “Compensation Discussion and Analysis–Total Compensation Program Components.” Carver’s Corporate Governance Principles encourage directors to hold a meaningful number of shares in Carver, and, so long as they remain on the Board of Directors, Board members are expected to retain a majority of the shares of Company common stock purchased in the open market or received pursuant to their service as Board members. Information regarding stock ownership of Carver’s directors and executive officers is set forth under “Compensation Discussion and Analysis–Executive Officer Compensation” and “Compensation Discussion Analysis–Director Compensation.”
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Carver’s directors and executive officers, and persons who own more than ten percent of a registered class of Carver’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NASDAQ Stock Market. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Carver with copies of all Section 16(a) forms they file.
Based solely on a review of copies of such reports of ownership furnished to Carver, or written representations that no forms were necessary, Carver believes that, during the last fiscal year, all filing requirements applicable to its directors, officers and greater than ten percent stockholders of Carver were complied with.

PROPOSAL TWO APPROVAL OF THE CARVER BANCORP, INC. 2014 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder and regulatory approval, the Equity Incentive Plan to provide additional incentives for our officers, employees and directors to promote our growth and performance and to further align their interests with those of our stockholders. Many companies that we compete with for officers, employees and directors are public companies that offer equity compensation as part of their overall compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract, motivate and retain highly qualified officers, employees and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Carver.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A. In the event of a conflict between the terms of this disclosure and the terms of the Equity Incentive Plan, the terms of the Equity Incentive Plan will control.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 250,000 shares of Carver common stock pursuant to grants of restricted stock awards, restricted stock units, incentive stock options, and non-qualified stock options. All of the shares reserved under the Equity Incentive Plan may be issued pursuant to stock options

(all of which may be incentive stock options) or all of which may be issued pursuant to restricted stock awards or restricted stock units.

Carver is submitting the Equity Incentive Plan for the approval of its stockholders in order to have a means of providing incentive awards to its officers and directors. Under Carver’s existing 2006 Stock Incentive Plan, Carver has only 17,121 shares remaining that are available for future issuance. The Compensation Committee believes this number is insufficient for purposes of providing meaningful incentives to attract and retain experienced personnel. Carver has not granted equity awards to officers and employees for over four years. Moreover, as a result of our 1-for-15 reverse stock split in October 2011, the outstanding stock options under the 2006 Stock Incentive Plan are significantly out-of-the-money and do not serve as a tool to retain and motivate Carver’s employees. Carver and Carver Federal operate in an intensely competitive market area and the adoption of a new Equity Incentive Plan will insure that Carver is able to compete to hire and retain experienced personnel.

The following table sets forth information about the shares presently available under the 2006 Stock Incentive Plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders(1)	5,362	$255.17	17,121

Equity compensation plans not approved by security holders	—	—	—

Total	5,362	$255.17	17,121

(1)	Note: Shares have been adjusted to reflect Carver’s 1-for-15 reverse stock split, effective October 27, 2011.

The Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan. The Board of Directors (or those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which we list our securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Equity Incentive Plan as if done or exercised by the Committee. The Equity Incentive Plan also permits the Committee to delegate all or a part of its responsibilities and powers to any person or persons selected by it.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Carver or any subsidiary,

or as the form of payment for grants or rights earned or due under any other plan or arrangement of Carver or any subsidiary, including the plan of any entity acquired by Carver or any subsidiary.

Eligibility

Employees and directors of Carver or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Each award will be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and will be subject to vesting conditions and restrictions as determined by the Committee. Unless the Committee determines otherwise, the award agreements will specify that no award will vest more rapidly than 25% per year over a four-year period, with the first installment vesting one year after the date of grant, subject to acceleration upon the occurrence of specific events (see the paragraph Effect of Termination of Service on Awards below.)

Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock awards or restricted stock units, as follows:

Stock Options.   A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means: (i) the final sales price of our common stock as reported on the NASDAQ Capital Market (or other exchange on which our shares are listed or traded) on the date in question, or if our common stock was not traded on such date, then on the last preceding date on which any reported sale of our common stock occurred; or (ii) if shares of our common stock are not listed on such exchange, fair market value shall mean a price as determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Section 422 of the Internal Revenue Code. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either: (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to Carver a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.

Restricted Stock.   A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock. Prior to their vesting, unless otherwise determined by the Committee, recipients of a restricted stock award are also entitled to vote the shares of restricted stock during the restricted period. Any cash dividends or distributions declared and paid with respect to shares of stock subject to a restricted stock award will be immediately distributed to the participant or the Committee may determine to delay the distribution of dividends until the vesting of the award of restricted stock; in such case, the dividends will be distributed no later than two and one-half months following the date on which the restricted stock vests. Notwithstanding the foregoing, no dividend will be paid with respect to any restricted stock awards subject to a performance-based vesting condition until the participant vests in such restricted stock award. Upon the vesting of a performance-based restricted stock award, any dividends declared but not paid during the vesting period will be paid within 30 days following the vesting date.

Restricted Stock Units.   Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards, except that no share of common stock is actually issued to the award recipient at the time of grant of a restricted stock unit. Restricted stock units granted under the Equity Incentive Plan will be paid in shares of Carver common stock, or, in the sole discretion of the Committee, in cash or a combination of cash and stock, and are subject to vesting conditions and other restrictions set forth in the Equity Incentive Plan or the award agreement. Participants have no voting rights with respect to any restricted stock units granted under the Equity Incentive Plan. No dividend shall be paid on restricted stock units. In the sole discretion of the Committee exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights shall be paid at the same time as the shares subject to such restricted stock unit are distributed to the participant.

Performance Awards.   A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Committee and set forth in the Equity Incentive Plan. A performance award may be denominated in shares of restricted stock or restricted stock units. If a performance award is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code, it shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Internal Revenue Code Section. At the discretion of the Committee, the vesting of any stock option may also be subject to the achievement of one or more objective performance measures.

Effect of Termination of Service on Awards. Upon a participant’s termination of service for any reason other than due to disability, retirement, death or termination for cause, stock options will be exercisable only as to those shares that were immediately exercisable at the date of termination, and stock options may be exercised only for three months following termination, and any restricted stock award and restricted stock unit award that has not vested as of the date of termination of service will expire and be forfeited. In the event of termination of service for cause, all stock options granted to a participant that have not been exercised and all restricted stock awards and restricted stock unit awards that have not vested will expire and be forfeited. In the event of termination of service due to disability or death, and if specifically provided by the Committee, upon retirement, all stock options will be exercisable as to the shares subject to an outstanding award, whether or not then exercisable, and all restricted stock awards and restricted stock unit awards will vest as to all the shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of termination of service. Stock options may be exercised for one year following termination of service due to death or disability (unless otherwise specified by the Committee), or the remaining unexpired term of the stock option, if less; provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event the stock option is exercised more than one year following termination of service due to disability, and provided, further, in order to obtain incentive stock option treatment of stock options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while the optionee was employed or within three months of termination of service. In the event of termination of service due to retirement, vested stock options will be exercisable for one year following termination of service (unless otherwise specified by the Committee), provided that no stock option will be eligible for treatment as an incentive stock option in the event the stock option is exercised more than three months following termination of service due to retirement and any stock options, restricted stock award or restricted stock unit that has not vested as of the date of termination of service will expire and be forfeited.

Prohibition Against Repricing of Options.   The Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted, except for adjustments pursuant to certain corporate transactions or adjustments approved by Carver’s stockholders.

Limitation on Awards Under the Equity Incentive Plan

On February 7, 2011, Carver and Carver Federal consented to the Office of Thrift Supervision (“OTS”) Orders to Cease and Desist (“Orders”) against Carver and Carver Federal. Effective July 21, 2011, supervisory authority for Carver and Carver Federal passed to the Board of Governors of the Federal Reserve System (“FRB”) and the Office of the Comptroller of the Currency (“OCC”), respectively. As a result of the Orders, no awards under the Equity Incentive Plan that would be subject to 12 C.F.R. Part 359 shall be granted without the prior approval of Carver’s primary federal banking regulator with the concurrence of the Federal Deposit Insurance Corporation (“FDIC”).

In addition, since Carver has received financial assistance from the U.S. Treasury under the TARP-CDCI, any award under the Equity Incentive Plan must comply with Section 111 of EESA. Specifically, no awards under the Equity Incentive Plan shall be made to the “most highly compensated employee” other than an award of restricted stock or restricted stock units that:

(i)
does not fully vest until the earlier of: (I) two years from the date of grant, during which time the most highly compensated employee is required to perform substantial services to Carver or any subsidiary; (II) the date of death or disability of the most highly compensated employee; or (III) a change in control of Carver.

(ii)	has a value on the date of grant that is no greater than one-third of the value of the total “annual compensation” of the most highly compensated employee; or

(iii)
is not transferable (with respect to restricted stock) or paid(with respect to restricted stock units) until after Carver repays in full its financial obligation under TARP to the U.S. Treasury, unless Carver repays the U.S. Treasury incrementally, in which case, such transfer or payment would be permitted to the extent permitted by EESA.

The Equity Incentive Plan also includes the following limitations:

(i)
the maximum number of shares of stock, in the aggregate, that may be subject to stock options granted to any one employee participant during any calendar year is 50,000 shares, all of which may be granted as incentive stock options, to the maximum extent permitted by law; and

(ii)
the maximum number of shares of stock, in the aggregate, that may be subject to awards granted to any one individual non-employee director is 12,500, i.e., 5% of the awards available to be granted under the Equity Incentive Plan, all of which may be granted during any calendar year, and all non-employee directors, in the aggregate, may not receive awards totaling more than 75,000 shares, i.e., 30% of the awards available to be granted under the Equity Incentive Plan, all of which may be granted during any calendar year.

To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Equity Incentive Plan.

In the event of a corporate transaction involving the stock of Carver (including, without limitation, any stock dividend or other special and non-recurring dividend or distribution (whether in the form of cash, securities, or other property), forward or reverse stock split, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable.

Performance Features

General.   A federal income tax deduction for Carver will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures.   The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; return on equity; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; revenue; operating efficiency ratio; net interest margin; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge offs; non-performing loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure – net portfolio value; interest rate risk sensitivity; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expenses as a percentage of average assets; core deposits as a percentage of total deposits; deposit growth; net charge off percentage; average percentage past due; classified assets to total assets; asset quality; or any combination of the foregoing. Performance measures may be based on the performance of Carver as a whole or of any one or more subsidiaries or business units of Carver or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may adjust performance measures after they have been set, but with respect to awards included to qualify under Section 162(m) of the Internal Revenue Code, only to the extent the Committee exercises negative discretion as permitted under applicable law. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code and the establishment of any performance-based measures shall be made during the period required by that Section.
Vesting of Awards

The Committee shall specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Equity Incentive Plan, other than performance awards, shall be granted with a vesting rate not exceeding 25% per year, with the first installment vesting one year after the date of grant. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Carver or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Vesting may be accelerated, to the extent permitted by the Committee, in the event of death, disability, or upon involuntary termination of employment or service following a change in control.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination following a change in control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three (3) months following involuntary termination following a change in control. At the time of an involuntary termination following a change in control, all awards of restricted stock and restricted stock units shall become fully earned and vested immediately. Notwithstanding the above, any awards, the vesting of which are based on satisfaction of performance-based conditions, will be vested. In the event of a change in control, any performance measure attached to a performance award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Carver or any or subsidiary; any material violation of one or more of policies of Carver or any subsidiary; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to the business or reputation of Carver or any subsidiary.

If Carver is required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Carver the amount of any payment in settlement of an award earned or accrued during the twelve-

month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Carver for all or any part of the amount of any payment in settlement of any award granted under the Equity Incentive Plan.

Amendment and Termination

The Board of Directors may, as permitted by law, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan. However, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law (including Section 409A of the Code) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Carver.
Duration of Plan

The Equity Incentive Plan will become effective upon the later of the date of approval of the Equity Incentive Plan by the stockholders or, if required, 30 days after the Equity Incentive Plan has been submitted to Carver’s primary federal banking regulator and the regulator has not posed a supervisory objection. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options.   The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Carver or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock.   A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units.   A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Withholding of Taxes.   We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control.   Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Carver.

Deduction Limits.   Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for our chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”), unless the compensation is “qualified performance-based consideration.” “Qualified performance-based compensation” is not subject to this limit and is fully deductible by Carver. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Restricted stock awards and other awards that are not subject to performance goals would be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of awards granted to a covered employee that are not “qualified performance-based consideration” and are distributed after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards and restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. We expect that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.
Tax Advice.   The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan.

Accounting Treatment

Under U.S. generally accepted accounting principles, we are required to recognize compensation expense in our financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards, and restricted stock units).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet after stockholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of the votes cast at the meeting.

The Board of Directors Recommends a Vote “FOR”
the Approval of the Carver Bancorp, Inc. 2014 Equity Incentive Plan.

Please Mark Your Votes on the Enclosed Proxy Card and
Return it in the Enclosed Postage-Prepaid Envelope
or Vote by Telephone or the Internet.

PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
General
The Finance and Audit Committee of the Board of Directors of Carver has appointed the firm of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2015 and the Board of Directors has determined that it would be desirable to request that stockholders ratify such appointment. Representatives of KPMG LLP are expected to be present at the 2014 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Stockholder ratification of the appointment of KPMG LLP is not required by Carver’s Bylaws or otherwise. However, the Board of Directors is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of KPMG LLP, the Finance and Audit Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, the Finance and Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Carver and its stockholders.

Auditor Fee Information
KPMG’s fees billed for the fiscal years ended March 31, 2014 and 2013 were as follows:

	2014	2013
Audit fees	$440,000	$467,000
Audit-Related Fees	8,000	8,000
Tax Fees	—	—
Total	$448,000	$475,000

Pre-Approval Policy for Services by Independent Auditors
During fiscal year 2014, the Finance and Audit Committee of Carver’s Board of Directors pre-approved the engagement of KPMG LLP to provide non-audit services and considered whether, and determined that, the provision of such other services by KPMG LLP is compatible with maintaining KPMG LLP’s independence.
In June 2004, the Finance and Audit Committee established a policy to pre-approve all audit and permissible non-audit services provided by KPMG LLP consistent with applicable SEC rules. Under the policy, prior to the engagement of the independent auditors for the next year’s audit, management submits an aggregate of services expected to be rendered during that year for each of the four categories of services described above to the Finance and Audit Committee for approval. Prior to engagement, the Finance and Audit Committee pre-approves these services by category of service. The fees are budgeted and the Finance and Audit Committee will receive periodic reports from management on actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the pre-approval. In those instances, the Finance and Audit Committee requires specific pre-approval before engaging the independent auditor.
The Finance and Audit Committee has delegated pre-approval authority, subject to certain limits, to the chairman of the committee. The chairman is required to report, for informational purposes, any pre-approval decisions to the Finance and Audit Committee at its next regularly scheduled meeting.
Report of the Finance and Audit Committee of the Board of Directors
This report is furnished by the Carver Finance and Audit Committee of the Board of Directors as required by the rules of the SEC under the Exchange Act. The report of the Finance and Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent that Carver specifically incorporates this information by reference, and shall not otherwise be deemed to be filed under the Securities Act or the Exchange Act.
The Board of Directors has adopted a written charter that sets forth the Finance and Audit Committee’s duties and responsibilities and reflects applicable rules of the NASDAQ Stock Market and SEC regulations.
All members of the Finance and Audit Committee have been determined to be independent as defined in the listing requirements of the NASDAQ Stock Market. The Board of Directors has determined that Robert R. Tarter, Pazel G. Jackson, Jr. and Susan M. Tohbe each qualify as an “audit committee financial expert.” The Finance and Audit Committee received the required written disclosures and letter from KPMG LLP, Carver’s independent accountants, required by applicable requirements of the Public Company

Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning the independent registered public accounting firm’s independence. The Finance and Audit Committee reviewed and discussed with Carver’s management and KPMG LLP the audited financial statements of Carver contained in Carver’s fiscal year 2014 annual report on Form 10-K. The Finance and Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to the Codified Statements on Auditing Standards No. 61, as amended or supplemented.
Throughout the year, the Finance and Audit Committee had full access to management and the independent and internal auditors for Carver. The Finance and Audit Committee consulted with advisors regarding the Sarbanes-Oxley Act of 2002, the NASDAQ Stock Market’s corporate governance listing standards and the corporate governance environment in general and considered any additional requirements of the Finance and Audit Committee as well as additional procedures or matters the Finance and Audit Committee should consider. During fiscal year 2014, the Finance and Audit Committee approved the retention of Carver’s independent accounting firm, KPMG LLP, and received the Board’s ratification of this decision. The Finance and Audit Committee acts only in an oversight capacity and necessarily relies on the assurances and work of Carver’s management and independent auditors who expressed an opinion on Carver’s annual financial statements.  Carver's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control.
Based on its review and discussions described in the immediately preceding paragraphs, the Finance and Audit Committee recommended to the Board of Directors that the audited financial statements included in Carver’s fiscal year 2014 Annual Report on Form 10-K be included in that report.
Finance and Audit Committee of Carver
Robert R. Tarter (Chairman)
Pazel G. Jackson, Jr.
Susan M. Tohbe
Lewis P. Jones, III
Colvin W. Grannum

The Board of Directors Recommends a Vote “FOR”
the Ratification of the Appointment of
KPMG LLP as Independent Auditors For Carver.

Please Mark Your Votes on the Enclosed Proxy Card and
Return it in the Enclosed Postage-Prepaid Envelope
or Vote by Telephone or the Internet.

PROPOSAL FOUR ADVISORY (NON-BINDING) APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

On February 17, 2009, President Barack Obama signed the American Recovery and Reinvestment Act of 2009 (the “ARRA”) into law. The ARRA requires, among other things, every participant in TARP, such as Carver, to permit a non-binding shareholder vote to approve the compensation of the participant’s executives. This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of Carver’s named executive officers by voting to approve or not to approve such compensation as described in this proxy statement. Accordingly, we are asking you to approve the compensation of Carver’s named executive officers as described under “Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement. Under the ARRA, your vote is advisory and will not be binding upon Carver. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors Recommends a Vote “FOR”
the Advisory (non-binding) approval of Compensation of Named Executive Officers.
Please Mark Your Votes on the Enclosed Proxy Card and
Return it in the Enclosed Postage-Prepaid Envelope
or Vote by Telephone or the Internet.

CORPORATE GOVERNANCE

General
The Board of Directors of Carver is committed to strong and effective corporate governance measures. The Board has developed, and continues to review, policies and practices covering the operation of the Board and its committees, including their composition and responsibilities, the conduct of Board meetings and the structure and role of the Board’s committees and related matters, including those discussed below and throughout this proxy statement. Among these measures are the following:
Independence. Under Carver’s Bylaws, at least three members of the Board must be independent under the criteria set forth in the Bylaws and, as a company listed on the NASDAQ Global Market, a majority of Carver’s Board must be independent under the criteria set forth in its listing requirements. In addition, pursuant to listing requirements of the NASDAQ Stock Market and the respective committee charters, all members of the Finance and Audit Committee, the Nominating/Corporate Governance Committee and the Compensation Committee must be independent.
Board Leadership Structure. The Board of Directors combines the position of Chairman of the Board with the position of Chief Executive Officer, coupled with a lead independent director position, discussed below, to further strengthen Carver’s corporate governance structure. The Board of Directors believes this provides an efficient and effective leadership model for Carver. Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors, as needed.
Lead Independent Director. The Board of Directors has created the position of lead independent director, whose primary responsibility is to preside over periodic executive sessions of the independent members of the Board of Directors. The lead independent director also prepares the agenda for meetings of the independent directors, serves as a liaison between the independent directors and management and outside advisors, and makes periodic reports to the Board of Directors regarding the actions and recommendations of the independent directors. The independent members of the Board of Directors have designated Robert Holland, Jr. to serve in this position for fiscal year 2015. Board’s Role in Risk Oversight. The Board’s role in Carver’s risk oversight process includes developing an understanding of banking and risk management (including capital requirements, asset quality control, management requirements, sources of earnings, liquidity, interest rate risk exposure and internal controls to mitigate that exposure), receiving regular reports from members of senior management on areas of material risk to Carver, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the chairman of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the Board’s risk oversight role, particularly with respect to risk interrelationships.
Director Terms. Directors generally serve for three-year terms and until their successors are elected and qualified. See “Proposal One—Election of Directors—General.”
Executive Sessions. The Board of Directors holds executive sessions for non-employee directors at which management is not present. These sessions are presided over by Robert Holland, Jr., the presiding independent director. In addition, the Finance and Audit Committee regularly holds sessions at which management is not present, including sessions with Carver’s independent auditors and internal auditors at which management is not present. Each director also has access to any member of management and Carver’s independent auditors.
Outside Advisors. The Board and its committees may retain outside advisors and consultants as they, in their discretion, deem appropriate.
Board Self-Evaluation. The Nominating/Corporate Governance Committee, among other things, reviews Carver’s and the Board’s governance profile. In addition, the Board and its committees regularly review their role and responsibilities, composition and governance practices.
Corporate Governance Principles
The Board of Directors adopted Corporate Governance Principles during the fiscal year ended March 31, 2004. From time to time, the Board anticipates that it will revise the Corporate Governance Principles in response to changing regulatory requirements, evolving best practices and the concerns of Carver’s stockholders and other constituents. The Corporate Governance Principles are published on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage.
Director Independence Determination
The Board of Directors has determined that each of its non-management directors is independent according to the Board’s independence standards as set out in its Bylaws, Corporate Governance Principles, applicable rules of the SEC and the rules of the NASDAQ Stock Market. They are Robert Holland, Jr., Janet L. Rollé, Lewis P. Jones III, Colvin W. Grannum, Dr. Samuel J. Daniel, Robert R. Tarter, Kenneth Knuckles, Ingrid LaMae deJongh, Pazel G. Jackson, Jr., and Susan M. Tohbe. The Board of Directors determined that Deborah C. Wright was not independent because she is currently an executive officer of Carver.

Communications with Board of Directors
The Board of Directors welcomes communications from Carver stockholders. Interested parties may contact the Board of Directors at the following address:
Board of Directors
c/o Corporate Secretary
Carver Bancorp, Inc.
75 West 125th Street
New York, NY 10027
Communications may also be sent to individual directors at the above address.
Carver’s Corporate Secretary has the responsibility to collect mail for directors, forward correspondence directed to an individual director to that director in a timely manner, and to screen correspondence directed to multiple directors or to the full Board in order to forward it to the most appropriate committee chairperson or the full Board given the nature of the correspondence. Communications to the Board or any individual director that relate to Carver’s accounting, internal accounting controls or auditing matters will also be referred to the chairman of the Finance and Audit Committee. Other communications will be referred to the appropriate committee chairperson.
Financial Expert, Audit Committee Independence and Financial Sophistication
The Board of Directors has determined that Robert R. Tarter, Pazel G. Jackson, Jr. and Susan Tohbe each qualify as an “audit committee financial expert” and is financially sophisticated, and that each member of the Finance and Audit Committee is independent within the meaning of applicable SEC rules and meets the definition of independence in the NASDAQ Stock Market rules.
Director Selection Process
Carver’s Nominating/Corporate Governance Committee is charged with the responsibilities described under “Board and Committee Meetings—Nominating/Corporate Governance Committee.”
Among the Nominating/Corporate Governance Committee’s responsibilities is to identify and recommend to the Board candidates for election as directors. The committee considers candidates suggested by its members, other directors and stockholders as necessary in anticipation of upcoming director elections and other potential or expected Board vacancies. The committee is also authorized, at the expense of Carver, to retain search firms to identify candidates, as well as external legal, accounting or other advisors. The committee will provide guidance to search firms it retains about the particular qualifications the Board is then seeking. No search firms or other advisors were retained by the committee in fiscal year 2014.
All director candidates, including stockholder nominees, are evaluated on the same basis. In determining the needs of the Board and Carver, the Nominating/Corporate Governance Committee considers the qualifications of sitting directors and consults with other members of the Board, the Chief Executive Officer and, where appropriate, external advisors. Generally, the committee believes that all directors should exemplify the highest standards of personal and professional integrity should have broad experience in positions with a high degree of responsibility and the ability to commit adequate time and effort to serve as a director. Directors will assume the responsibility of challenging management through their active and constructive participation and questioning in meetings of the Board and its various committees, as well as in less formal contacts with management.

Director candidates, other than sitting directors, are interviewed by members of the committee and by other directors and the Chief Executive Officer, and the results of those interviews are considered by the committee in its deliberations. The Nominating/Corporate Governance Committee also evaluates sitting directors whose terms are nearing expiration, but who may be nominated for re-election, in light of the above considerations and their past contributions to the Board.
The Nominating/Corporate Governance Committee will evaluate director nominations by stockholders that are submitted in accordance with the procedural and informational requirements set forth in Carver’s Bylaws and described in this proxy statement under “Additional Information—Notice of Business to be Conducted at Annual Meeting.”
Among the factors that the Nominating/Corporate Governance Committee considers when evaluating the composition of the Board, diversity is critical. For Carver, diversity includes race, ethnicity and gender as well as the diversity of the directors’ experience. Included in the qualifications for directors listed in Carver’s Corporate Governance Guidelines is whether the candidate has special skills, expertise and background that would complement the attributes of the existing directors, taking into consideration the diverse population of the communities in which Carver operates. Carver’s Board is committed to ensuring that it comprises individuals whose backgrounds reflect the diversity represented by our employees, customers and shareholders.
Code of Ethics
Carver has adopted a Code of Ethics, which applies to Carver’s directors and employees and sets forth important Company policies and procedures in conducting Carver’s business in a legal, ethical and responsible manner. The Code of Ethics, including future amendments, is available free of charge on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage or by writing to the Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 360-8876. Carver intends to post on its website any waiver under the codes granted to any of its directors or executive officers.
Website Access to Governance Documents
Carver’s Corporate Governance Principles and the charters for the Finance and Audit, Compensation and Nominating/Corporate Governance Committees are available free of charge on Carver’s website at www.carverbank.com in the Corporate Governance section of the Investor Relations webpage or by writing to the Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 360-8876.
Board and Committee Meetings
The Board of Directors of Carver holds regularly scheduled meetings during the fiscal year to review significant developments affecting Carver and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. During fiscal year 2014, the Board met fourteen (14) times. No incumbent director attended fewer than 75%, in the aggregate, of the total number of Carver Board meetings held while he or she was a member of the Board during fiscal year 2014 and the total number of meetings held by committees on which he or she served during such fiscal year.

Carver’s Corporate Governance Principles encourage directors to attend Carver’s Annual Meeting of stockholders and all Board meetings and meetings of committees of the Board on which they serve. Carver’s Bylaws require that Carver have executive, finance and audit, nominating/corporate governance, compensation and asset liability and interest rate risk committees. The Board has adopted a charter for each of the Nominating/Corporate Governance Committee, the Compensation Committee and the Finance and Audit Committee, each of which may be amended from time to time. The nature and composition of each of the standing committees of Carver are described below.
Executive Committee. Pursuant to Carver’s Bylaws, the Executive Committee is authorized to act as appropriate between meetings of the Board. The members of this committee are Directors Robert Holland, Jr. (Chairman), Dr. Samuel Daniel, Pazel G. Jackson, Jr., Robert R. Tarter and Deborah C. Wright. The Executive Committee did not meet during fiscal year 2014.
Nominating/Corporate Governance Committee. The Nominating/ Corporate Governance Committee consists of Directors Robert Holland, Jr., (Chairman), Dr. Samuel J. Daniel, Ingrid LaMae deJongh, Colvin W. Grannum and Janet L. Rollé. All members of the committee have been determined to be independent directors. The Nominating/Corporate Governance Committee’s functions include advising the Board on matters of corporate governance and considering qualifications of prospective Board member candidates, including conducting research to identify and recommend nomination of suitable candidates who are willing to serve as members of the Board, reviewing the experience, background, interests, ability and availability of prospective nominees to meet time commitments of the Board and committee responsibilities, considering nominees recommended by stockholders who comply with procedures set forth in Carver’s Bylaws and determining whether any prospective member of the Board has any conflicts of interest which may impair the individual’s suitability for such service. The committee has the responsibility to monitor current members of the Board pursuant to the same guidelines used to select candidates. The Nominating/Corporate Governance Committee is also responsible for identifying best practices and developing and recommending to the Board a set of corporate governance principles applicable to Carver and for periodically reviewing such principles.
The Nominating/Corporate Governance Committee met one (1) time during fiscal year 2014 and recommended the director nominees to the Board of Directors, which accepted these recommendations. Only those nominations made by the Nominating/Corporate Governance Committee and approved by the Board will be voted upon at the Annual Meeting. For a description of the proper procedure for stockholder nominations, see “Additional Information—Notice of Business to be Conducted at Annual Meeting” in this proxy statement.
Compensation Committee. The Compensation Committee consists of Directors Dr. Samuel Daniel (Chairman), Janet L. Rollé, Ingrid LaMae deJongh, Kenneth Knuckles and Robert Holland, Jr. All members have been determined to be independent directors. The Compensation Committee evaluates the performance of Carver’s Chief Executive Officer and approves her compensation in consultation with the non-management members of the Board of Directors and, based on recommendations from management, reviews and approves senior management’s compensation and approves compensation guidelines for all other officers. The Compensation Committee administers Carver’s management recognition, incentive compensation stock option, and stock incentive plans and, in consultation with senior management, reviews and approves compensation policies. The Compensation Committee met four (4) times during fiscal year 2014.
Finance and Audit Committee. The Finance and Audit Committee consists of Directors Robert R. Tarter (Chairman), Pazel G. Jackson, Jr., Lewis P. Jones III, Colvin W. Grannum and Susan M. Tohbe. All

members have been determined to be independent directors. The Finance and Audit Committee’s primary duties and responsibilities are to:

•	monitor the integrity of Carver’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	manage the independence and performance of Carver’s independent public auditors and internal auditing function;

•	monitor the process for adhering to laws, regulations and Carver’s Code of Ethics; and

•	provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.
Other specific duties and responsibilities include reviewing Carver’s disclosure controls and procedures, internal controls, Carver’s periodic filings with the SEC and earnings releases; producing the required audit committee annual report for inclusion in Carver’s proxy statement; and overseeing complaints concerning financial matters. The Finance and Audit Committee met ten (10) times during fiscal year 2014, including meetings to review Carver’s annual and quarterly financial results prior to their public issuance.
Asset/Liability and Interest Rate Risk Committee. The Asset/Liability and Interest Rate Risk Committee consists of Directors Pazel G. Jackson, Jr. (Chairman), Susan M. Tohbe, Lewis P. Jones III, Kenneth Knuckles, and Robert R. Tarter. The Asset/Liability and Interest Rate Risk Committee monitors activities related to asset/liability management and interest rate risk, including the approval or ratification of mortgage loans and the establishment of guidelines related to risk, purchase or sale of loans and investments, and management of interest rate, credit and liquidity risk against objectives and risk limitations set forth in Carver Federal’s policies. The Asset/Liability and Interest Rate Risk Committee met fourteen (14) times during fiscal year 2014.
Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this proxy statement and has discussed it with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
The following report has been furnished by members of the Compensation Committee:
Dr. Samuel J. Daniel (Chairperson)
Janet L. Rollé
Ingrid LaMae deJongh
Kenneth Knuckles
Robert Holland, Jr.

2014 COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

For fiscal year ended March 31, 2014, Carver made meaningful progress addressing the Cease and Desist Order issued by regulators at the end of the fiscal year ended March 31, 2011. During fiscal year ended March 31, 2014, Carver sustained a loss of $836 thousand. However, during the fiscal year, Carver:

•	Reduced the level of criticized and classified loans (C&C Loans) from $72.5 million during the fiscal year ended March 31, 2013 to $29.3 million during the fiscal year ended March 31, 2014.

•	Integrated the Carver Community Cash (CCC) product line across our entire branch network, which generated $521 thousand in new fee income, a 32% increase for the fiscal year ended March 31, 2014.

•	Obtained $81 million in new loan originations and retentions, including $9 million in referrals from Carver’s retail branches.

•	Received a maximum Bank Enterprise Award (BEA) grant of $323 thousand.

Carver continues to pursue a strategy to increase long-term shareholder value and to profitably provide services to our customers. For the fiscal year ended March 31, 2014, Carver used adjusted operating income (excluding allowances for loan and lease losses, taxes and the impact of any other one-time gains or losses) to determine achievement of fiscal year goals and the annual cash incentive pool under Carver’s short-term (“STI”) plan (see discussion below under the “Short-Term Incentive” section). For the fiscal year ended March 31, 2014, Carver also considered the organization’s overall health and progress toward achieving financial and strategic objectives as the main determinant of equity award allocation under Carver’s long-term (“LTI”) plan (see discussion below under the “Long-Term Incentive” section).

After careful review of Carver’s performance, the Compensation Committee of the Board of Directors (the “Committee” or the “Compensation Committee”) determined that Carver did not meet its performance goals for the fiscal year ended March 31, 2014, and therefore no cash bonuses pursuant to the STI program or LTI program were awarded to the Named Executive Officers (defined below).

The Board of Directors of Carver and the Compensation Committee share a strong pay-for-performance philosophy, which seeks to reward the achievement of performance goals and aligns executives’ interests with those of Carver’s stockholders. At the same time, Carver strives to attract and retain high performing executives of outstanding skill and capability by endeavoring to provide competitive compensation. The following discussion focuses on the Compensation Committee’s philosophy and practices, particularly as it relates to the Named Executive Officers for the fiscal year ended March 31, 2014 and provides important context for the more detailed disclosure tables and specific compensation amounts provided elsewhere in the proxy statement. The following table lists Carver’s Chief Executive Officer, First Senior Vice President and Chief Financial Officer, and the three other most highly compensated executive officers during the fiscal year ended March 31, 2014 (the “Named Executive Officers”).

Name	Position with Carver During Fiscal 2014
Deborah C. Wright	Chairman and Chief Executive Officer
Michael T. Pugh	President and Chief Operating Officer
David Toner	First Senior Vice President and Chief Financial Officer
John Spencer	Senior Vice President, Chief Operations and Information Technology Officer
James Raborn	Senior Vice President, Loan Workout Officer and Acting General Counsel

Consideration of Say-on-Pay Results

As part of our requirements under the EESA, Carver is required to hold an annual non-binding shareholder advisory vote concerning the compensation of our Named Executive Officers. The Compensation Committee considered the results of the fiscal year ended March 31, 2013 non-binding advisory “say-on-pay” proposal in connection with the discharge of its responsibilities regarding executive compensation. In part due to over 70% of our stockholders voting on the “say-on-pay” proposal that approved the compensation of our NEOs described in our proxy statement in 2013, the Compensation Committee did not implement significant changes to our executive compensation program as a result of the stockholder advisory vote.

Compensation Philosophy

Carver’s success depends on hiring and retaining highly qualified individuals, as each executive has the potential to influence Carver’s short and long-term performance. Therefore, the Committee places considerable emphasis on the design and administration of Carver’s compensation program. Carver’s competitive position is a critical element in the recruitment and retention of executives and all employees. As a small community bank in New York City, competitive pressures on the ability to attract and retain talent are intense. Most executives and staff are recruited to Carver from money center banks and other larger financial institutions.

The Committee believes that executive compensation should support Carver’s unique business strategy and result in compensation program that:

•	Enables Carver to attract and retain top talent by providing competitive reward opportunities while at the same time effectively controlling compensation costs.

•	Places significant focus on incentive/performance based rewards that are contingent on achievement of Company and individual performance.

•	Enhances Carver’s long-term stockholder value.

Carver’s target compensation program is significantly performance-based. As such, executive compensation can and does vary significantly, up or down, based on Carver’s performance. The charts below indicate each executive’s current target pay mix.

Carver’s strategic vision is translated into specific performance goals, which the Committee considers in assessing performance and making total compensation decisions. To foster teamwork in building long-term performance and stockholder value, executive pay reflects a mix of Company, department and individual performance. Carver’s assessment of compensation and performance considers a balanced view of factors critical to understanding Carver’s total performance, as follows.

•
Internal and External Benchmarks — executive performance is measured against Carver’s financial, operational and strategic goals for the fiscal year, along with economic and industry factors that may impact performance or strategy.

•
Company and Individual performance — executives are incented to work together as a team to drive overall Company performance; however, each executive is also held accountable and rewarded for achieving individual goals.

•
Short and Long-Term Performance — compensation reflects a balance of short-term performance (i.e., how Carver meets its annual goals) and long-term performance (i.e., building a platform for sustained, profitable growth over multiple years).

•
Unique Business Model — Carver’s legacy is anchored in a 65-year history of commitment to providing capital, and thereby expanding wealth enhancing opportunities, to consumers and institutions in historically low to moderate income communities. Opportunities created by a substantial expansion of economic opportunity in these communities in recent years is balanced by significantly greater competition from global institutions and persistently high rates of poverty, and therefore limited assets that can be invested by many of the residents of communities in which Carver operates. Carver’s “Outstanding” rating by the Office of the Comptroller of the Currency following its most recent Community Reinvestment Act (“CRA”) examination in December 2012 (conducted every three years), noted that 78% of Carver’s loans were originated in such communities, far exceeding peer institutions.

Role of the Compensation Committee

The Compensation Committee is responsible for discharging the Board of Directors’ responsibilities in executive compensation matters and establishing policies that govern employee compensation and short-term and long-term incentive compensation plans. The Committee reviews all elements of Carver’s Chief Executive Officer and other executive officers’ compensation including base salary, annual incentive, long-term/equity incentives, and benefits. Five members of the Board serve on the Committee, each of whom is independent. The Committee met four (4) times during the fiscal year ended March 31, 2014. The Chairman of the Committee reported on Committee actions at subsequent meetings of the Board of Directors.

The Committee reviews the Chief Executive Officer’s performance and makes decisions regarding the Chief Executive Officer’s compensation in consultation with non-management members of the Board of Directors. Input and data from the Senior Vice President and Chief Human Resources Officer and other members of management as well as outside consultants and advisors are provided as requested by the Committee. Decisions regarding other executives are made by the Compensation Committee considering recommendations from the Chief Executive Officer and with input from the Senior Vice President and Chief Human Resources Officer and an outside compensation consultant. Decisions by the Compensation Committee with respect to compensation of the Chief Executive Officer are ratified by the full Board of Directors.

The Committee has the authority and resources to obtain advice and assistance from internal or external legal, human resources, accounting or other experts, advisors, or consultants, as it deems desirable or appropriate. Details on the Committee’s role are more fully described in its charter, which has been approved by the Board of Directors. The charter can be viewed on Carver’s website at www.carverbank.com.

Interaction with the Compensation Consultant

The Committee utilizes the services of external advisors and consultants throughout the year regarding executive and non-employee director compensation. The Committee utilizes the services of its consultant to conduct periodic comprehensive total compensation studies as well as ongoing updates on market and best practices. This information was requested and utilized as needed to support the Committee’s decisions and review processes. The Committee retains the right to hire, fire and seek the services of consulting and advisory firms. The Compensation Committee has reviewed its relationship with Pearl Meyer & Partners (“PM&P”) and has determined that PM&P’s work for Carver does not provide any conflict under the independence standards set forth in the Dodd-Frank Act or otherwise.

During fiscal year ended March 31, 2014, the Committee relied on the services of PM&P to provide advice and counsel related to compensation issues. PM&P reports directly to the Compensation Committee and under the direction of the Committee may work with management on specific issues or assignments as appropriate. The Compensation Committee holds regularly scheduled executive sessions without management present with the compensation consultant and has direct access to PM&P. PM&P conducted several studies for the Committee during the fiscal year ended March 31, 2014 and attended four (4) of its (4) meetings held in the fiscal year ended March 31, 2014.

Role of Executives in Committee Deliberations

The Compensation Committee requests the Chief Executive Officer and Chief Human Resources Officer to be present at Committee meetings where executive compensation and Company or individual performance are discussed and evaluated. Executives are free to provide insight, suggestions or recommendations regarding executive compensation. However, only the Compensation Committee members are allowed to vote on decisions regarding executive compensation.

The Compensation Committee meets with the Chief Executive Officer to discuss her own performance and compensation package, but ultimately decisions regarding her compensation are made solely based upon the Committee’s deliberations with input from the compensation consultant, as requested. The Chief Executive Officer is not present at meetings at which her compensation is being discussed and determined. Decisions regarding executives reporting directly to the Chief Executive Officer are made by the Compensation Committee considering recommendations from the Chief Executive Officer, as well as input from the compensation consultant as requested.

Combined Chairman of the Board and Chief Executive Officer Role

The Board of Directors has appointed Deborah C. Wright to the positions of Chairman of the Board and Chief Executive Officer of Carver and Carver Federal.  The Board believes that Carver and its shareholders are well served by having her industry expertise, knowledge and visibility in the combined role.  The combining of these positions serves two purposes:  (1) provides a uniform voice to our customers, partners, and shareholders, and (2) seamlessly promotes development and execution of our corporate strategy.  Additionally, the Board believes the combined role facilitates the information exchange between management and the Board, which we believe to be critical to effective corporate governance.

The Board will continue to review and evaluate the combined roles of Chairman and Chief Executive Officer to ensure this is in the best interest of Carver and its shareholders. Since all of our directors are independent, with the exception of Ms. Wright, and we have appointed Mr. Holland as our independent Lead Director, shareholders should be assured that the Board will collectively act in the best interest of Carver and its shareholders.

Benchmarking of Compensation

The Compensation Committee periodically benchmarks compensation of executive officers and directors utilizing published industry surveys and publicly disclosed information from a peer group of publicly traded banks. The frequency of the comprehensive reviews will reflect the competitive landscape as well as Carver’s own growth. The last comprehensive competitive market assessment by PM&P was conducted in the fiscal year ended March 31, 2014. Data are collected from multiple survey sources and reflect banks of similar asset size and region to Carver.

Carver also utilizes a peer group of specific companies to benchmark industry best practices. The peer group below was selected by PM&P to reflect banks with similar asset size and region to Carver and approved by the Compensation Committee for the fiscal year ended March 31, 2014. The fiscal year ended March 31, 2014 peer group was unchanged from the peer group used in the fiscal year ended March 31, 2013. Carver reviews the peer group annually, as the comparability of banks may change depending on acquisitions and business focus of Carver or peer institutions. The peer group for the fiscal year ended March 31, 2014 reflects banks that range in asset size from $297 million to $3.0 billion; with a median of $1.0 billion in assets. A list of banks in the peer group follows.

Peer Group
Berkshire Hills Bancorp Inc.
Center Bancorp, Inc.
Chemung Financial Corporation
Clifton Savings Bancorp, Inc.
First of Long Island Corporation
Hudson Valley Holding Corporation
Intervest Bancshares Corporation
Magyar Bancorp Inc. Northeast Community Bancorp Inc. Ocean Shore Holding Company OceanFirst Financial Corporation Oneida Financial Corporation Severn Bancorp, Inc. VSB Bancorp Inc.

Total Compensation Program Components

The main components of Carver’s total compensation program are: base salary, annual incentives, and long-term incentives.

The following sections summarize the role of each component, how decisions are made and resulting decisions for the fiscal year ended March 31, 2014 as they relate to the Named Executive Officers.

Base Salary

The purpose of base salary is to provide competitive base compensation that recognizes the executives’ role, responsibilities, experience, performance and past and potential contribution to Carver. Carver targets base salaries at the 50th percentile of the benchmark market data; however, judgment is exercised in determining each executive’s base salary level relative to market. As a result, experienced and/or high performing executives may be paid above the market median and less experienced or average performing executives may be paid below the market median. Carver historically has provided salary increases at approximately 3% to 4% annually, with limited exceptions to reflect factors including added responsibilities for an executive or marketplace changes in compensation for a particular position.

Short-Term Incentives (STI)

The purpose of Carver’s performance-driven Short-Term Incentive Plan (the “STI Plan”) is to motivate and reward corporate, department and individual performance. Annual incentives when awarded are not fixed compensation, must be earned in the year granted, and are based on actual performance. The Compensation Committee reviews the STI Plan each year and, if necessary, resets the specific goals and targets for executives to align with business needs and the desired compensation philosophy.

The Compensation Committee has determined that adjusted operating income (excluding allowances for loan and lease losses, taxes and the impact of any other one-time gains or losses) is the primary financial performance metric used to fund the short-term incentive pool. The STI pool is designed to provide competitive incentives and to reflect Carver’s desired compensation philosophy to place significant focus on incentive/performance based rewards that are contingent on achievement of Company goals. A funding schedule was developed utilizing a threshold level of adjusted operating income to fund the short-term incentive pool at target. Funding is adjusted up or down based on the Bank’s actual performance. Incentive payouts can range from 0% of target to a maximum payout of 150% of target (not including additional downside/upside adjustments based on individual performance factors – see explanation below).

The Compensation Committee reserves the right to either increase or decrease the calculated STI pool based on multiple strategic metrics. In the fiscal year ended March 31, 2014, the Compensation Committee had the opportunity to consider:

•	Asset quality

•	Revenue growth

•	Efficiency and Texas ratios

•	Stock price growth

•	Internal / External audit scores

•	Participation rates for the community cash product line

Upon determination of the final STI pool amount, actual incentive payouts to executives are based on corporate and department/strategic goals. Weighting is dependent upon executive level (see table below for Named Executive Officers), but for the Senior Vice President population and above the weighting is generally: corporate performance (40% to 50%) and departmental/strategic performance (50% to 60%). At the Vice President level, the weighting is: corporate performance (30%) and departmental/strategic performance (70%).

In addition to corporate and department goals, the STI Plan’s design includes an individual modifier that allows incentive awards to be modified (up or down) to reflect overall individual performance and contribution. As such, an individual incentive award can be increased by 30% for exceptional performance or reduced to 0% for poor performance.

For fiscal 2014, Carver’s annual target incentive ratios for the Named Executive Officers were as follows:

	STI Weighting		Target STI	Payout Range (as % of salary)
Executive	Corporate	Dept. / Strategic	(as % of salary)	(inclusive of individual modifier)
Deborah C. Wright, Chairman and Chief Executive Officer(1)	50%	50%	50%	0% – 97.5%
Michael T. Pugh, President and Chief Operating Officer	50%	50%	30%	0% - 65.8%
David L. Toner, First Senior Vice President and Chief Financial Officer	50%	50%	25%	0% – 48.8%
John Spencer, Chief Operations and Information Technology Officer	40%	60%	20%	0% – 48.8%
James Raborn, Senior Vice President, Loan Workout Officer and Acting General Counsel	40%	60%	20%	0% – 39.0%

(1)
Notwithstanding the specified target incentive ratio designated for Ms. Wright, Carver is prohibited from paying or accruing a bonus for Ms. Wright under the STI Plan for any period that Carver continues to retain any financial assistance provided by the U.S. Treasury under TARP. For further information on Carver’s participation in TARP and this bonus restriction, see below under “Compensation-Related Governance – Participation in Troubled Asset Relief Program.”

After reviewing Carver’s fiscal year ended March 31, 2014 performance, the Compensation Committee determined that Carver did not meet the threshold adjusted operating income goal for the fiscal year ended March 31, 2014 and, as was the case for fiscal years ended March 31, 2009 through March 31, 2013, a STI pool was not funded. The Committee also decided not to exercise its ability to adjust the calculated STI pool, resulting in the sixth consecutive year of zero bonus payouts.

Long-Term Incentive (LTI)

Carver believes strongly in the importance of aligning executive incentives with the long-term performance of Carver and interests of stockholders. To further this goal, Carver is seeking approval of a new Equity Incentive Plan in order to be able to grant equity awards to officers and employees whose efforts are instrumental to the future success of Carver and Carver Federal.

The purpose of Carver’s long-term incentive plan (the “LTI Plan”) is to promote Carver’s growth and profitability, to provide certain officers with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide initial grants to new non-employee directors of Carver. The LTI Plan is also designed to align participants’ interests with stockholders of Carver and serves as a retention tool for key members of management.

The Compensation Committee reviews the LTI Plan each year and insures specific goals and targets for executives are aligned with business objectives and Carver’s compensation philosophy. As a demonstration of Carver’s desire for long-term shareholder alignment, for the fiscal year ended March 31, 2014, the Compensation Committee considered the organization’s overall health and progress toward achieving financial and strategic objectives as the main determinant of equity award allocation. In addition to the above considerations, eligible employees would also need to have been awarded an individual performance score of 3.5 (on a scale of 1 to 5) to be eligible for an equity award.

Long-term incentives may be in the form of cash (such as awards under the Performance Compensation Plan, which is discussed below), stock options and/or restricted shares. Due to the size of Carver’s equity eligible population, limited trading and low volatility of Carver’s stock, and Carver’s desire to manage shareholder dilution carefully, the Committee diligently takes steps each year to adjust Carver’s programs to remain consistent with industry practice. The Committee will continue to review and adjust, if needed, the effectiveness of its strategy and payout mix each fiscal year.

Regardless of the type of award (stock options, restricted stock, or cash), under Carver’s current LTI Plan, the awards vest over a five-year period, at 20% each year on the anniversary of the grant date with accelerated vesting in years three or four if Carver meets or exceeds the current peer group’s average three-year ROE.

The fiscal year ended March 31, 2014 long-term incentive target awards (as a percent of salary) for the Named Executive Officers are as follows:

Executive	Position	Target Award
Deborah C. Wright(1)	Chairman and Chief Executive Officer	50%
Michael T. Pugh	President and Chief Operating Officer	30%
David L. Toner	First Senior Vice President and Chief Financial Officer	25%
John Spencer	Senior Vice President and Chief Operations and Information Technology Officer	20%
James Raborn	Senior Vice President, Loan Workout Officer, and Acting General Counsel	20%

(1)
Notwithstanding the specified target incentive ratio designated for Ms. Wright, Carver is prohibited from paying or accruing a bonus for Ms. Wright under the LTI Plan for any period that the Carver continues to hold any financial assistance provided by the U.S. Treasury under TARP. For further information on Carver’s participation in TARP and this bonus restriction, see below under “Compensation-Related Governance – Participation in Troubled Asset Relief Program.”

In the fiscal year ended March 31, 2014, as was the case in the fiscal year ended March 31, 2013, no equity awards were awarded. In addition, the Compensation Committee continues to reserve the right to award discretionary equity grants outside of the LTI Plan on an individual basis where it deems appropriate.

Compensation-Related Governance

Participation in the Troubled Asset Relief Program

On January 16, 2009, Carver entered into a Securities Purchase Agreement with the U.S. Treasury that provided for Carver’s participation in the Capital Purchase Program (“CPP”) under TARP.

TARP participants are required to agree to significant restrictions on executive compensation during the period in which the U.S. Treasury holds an equity position in Carver as a condition of participation. Also, the ARRA created compensation-related limitations in addition to compensation limitations under TARP and required the Secretary of the U.S. Treasury to establish additional standards for executive compensation that apply beyond Carver’s senior executive officers to include the 20 next most highly compensated employees. In compliance with such requirements, Carver’s senior executive officers or “SEO’s” and the next 20 most highly compensated employees have agreed in writing to accept the compensation restrictions under the TARP and ARRA and thereby limit some of their contractual or legal rights.

Under TARP and ARRA, while a participant in the TARP programs, the following compensation restrictions are in effect:

•
Clawback of Bonus and Incentive Compensation if Based on Certain Material Inaccuracies. Incentive compensation paid that is later found to have been based on materially inaccurate financial statements or other materially inaccurate measurements of performance is subject to recovery by Carver. Carver’s senior executive officers and next 20 most highly paid employees acknowledge that each incentive program and each compensation or benefit agreement that incorporates incentive compensation was deemed amended to the extent necessary to give effect to such clawback.

•
No Compensation Arrangements that Encourage Excessive Risks. Carver is prohibited from entering into compensation arrangements that encourage employees to take “unnecessary and excessive risks that threaten the value” of Carver. To insure this does not occur, Carver’s Compensation Committee is required to meet at least once a year with senior risk officers to review Carver’s compensation arrangements in light of Carver’s risk management policies and practices. To the extent that such review suggests revisions to any compensation arrangement, Carver agrees to modify promptly the compensation arrangement to eliminate any undue risk. In the fiscal year ended March 31, 2014, the Compensation Committee met with Carver’s Chief Risk Officer and determined that Carver’s compensation program does not encourage unnecessary risk taking by executive officers. Carver’s short-term and long-term incentive programs use a broad based balance of performance measures with no one measurement dominating the payout determination. This feature greatly mitigates any incentive for an employee to engage in unnecessary or excessive risk. The performance measures include net income, loan and deposit growth, efficiency ratio, SOX 404 compliance, New Markets Tax Credit allocation deployment and individual performance throughout the year. Company and departmental goals are based upon an annual business plan submitted to and approved by the Board of Directors, whereat the Board considers the reasonableness of the plan and its goals. Individual performance is based upon actual performance compared to pre-established performance goals and market and other conditions. In this connection, incentive compensation can be reduced to zero based upon individual performance, further ensuring employees are not rewarded for performance that is not in Carver’s best long term interests

•	Limit on Federal Income Tax Deductions. Carver is prohibited from taking a federal income tax deduction for compensation paid to senior executive officers in excess of $500,000 per year.

•
Limit on Severance. Carver is prohibited from making severance payments resulting from termination of employment for any reason, except for payments for services performed or benefits accrued to Carver’s senior executive officers and the next 20 most highly compensated employees.

•
Limits on Incentive Compensation. The ARRA standards prohibit the payment or accrual of any bonus, retention award or incentive compensation to Carver’s most highly compensated employee (in Carver’s case, the Chief Executive Officer) other than awards of long-term restricted stock that (i) do not fully vest while participating in the TARP programs, (ii) have a value not greater than one-third of the total annual compensation of the employee and (iii) are subject to such other restrictions as determined by the Secretary of the U.S. Treasury. The prohibition on bonus, incentive compensation and retention awards does not preclude payments required under written employment contracts entered into on or prior to February 11, 2009.

•
Compensation Committee Functions. The ARRA requires that Carver’s Compensation Committee be comprised solely of independent directors and that it meets at least semiannually to discuss and evaluate Carver’s employee compensation plans in light of an assessment of any risk posed to Carver from such compensation plans.

•
Compliance Certifications. The ARRA requires a written certification by Carver’s Chief Executive Officer and Chief Financial Officer of Carver’s compliance with the provisions of ARRA. These certifications must be contained in Carver’s Annual Report on Form 10-K that is filed after the relevant U.S. Treasury regulations are issued.

•	U.S. Treasury Review of Excessive Bonuses Previously Paid. The ARRA directs the Secretary of the U.S. Treasury to review all compensation paid to Carver’s senior executive officers and Carver’s next 20 most highly compensated employees before date of enactment to determine whether any such payments were inconsistent with the purposes of ARRA or were otherwise contrary to the public interest. If the Secretary of the U.S. Treasury makes such a finding, the Secretary of the U.S. Treasury is directed to negotiate with the TARP recipient and the affected employees for appropriate reimbursements to the U.S. Treasury with respect to the compensation and bonuses.

•
Limitation on Luxury Expenditures. The Board of Directors must have in place a company-wide policy regarding excessive or luxury expenditures, as identified by the U.S. Treasury, which may include excessive expenditures on (i) entertainment or events, (ii) office and facility renovations, (iii) aviation or other transportation services, (iv) other unreasonable expenditures for staff development events, performance initiatives or other similar measures conducted in the normal course of business operations.

•
Say on Pay. Under ARRA, the SEC promulgated rules requiring a non-binding say on pay vote by shareholders on executive compensation at the annual meeting. Carver implemented this provision beginning with the proxy statement for the fiscal year ended March 31, 2009 by including the submission of an “Advisory Vote on Compensation of Named Executive Officers.”

In February 2010, the U.S. Treasury announced the creation of the TARP-CDCI to invest lower-cost capital in Community Development Financial Institutions (“CDFI”) that lend to small businesses in the country’s hardest hit communities, in recognition of the unique role of CDFI’s as lenders in disadvantaged communities. Carver, as a CDFI, applied to participate in the TARP-CDCI program. On August 27, 2010, Carver completed an exchange of TARP CPP capital for TARP-CDCI capital. The transaction reduced the dividend rate that Carver pays the U.S. Treasury from 5% to 2%, saving $569,000 annually, and extending the total period in which this lower cost capital can be utilized from five to eight years. All restrictions on executive compensation that applied under TARP CPP remain in force under the TARP-CDCI program. Effective October 28, 2011, the U.S. Treasury exchanged 18,980 shares of Series B Preferred Stock that it held for 34,819,299 shares of common stock, pursuant to an Exchange Agreement by and between U.S. Treasury and Carver entered into on June 29, 2011. Pursuant to the Exchange Agreement, all restrictions on executive compensation that applied under TARP CPP and the TARP-CDCI program will continue to apply so long as the U.S. Treasury holds any of Carver’s securities.

Entry into Cease and Desist Orders with Office of Thrift Supervision
In February 2011, Carver and Carver Federal each entered into Orders with the OTS, and as a result, Carver Federal is designated as being “in troubled condition,” subject to the requirements of the golden parachute regulations promulgated by the Federal Deposit Insurance Corporation (“FDIC”) under 12 C.F.R Part 359. The Orders specifically prohibit Carver and Carver Federal from entering into, renewing, extending or revising any contractual arrangement relating to compensation or benefits for any senior executive officer or director of Carver or Carver Federal, unless Carver or Carver Federal, as applicable, first provides the applicable regulatory authority, which in the case of Carver, would be FRB and in the case of Carver Federal, would be the OCC, with not less than 30 days prior written notice of the proposed compensation arrangement. Moreover, the Orders require the Boards of Carver and Carver Federal to ensure that the contract, agreement or arrangement complies with the requirements of the FDIC golden parachute regulations under 12 C.F.R. Part 359.
The FDIC golden parachute regulations limit the ability of Carver and Carver Federal to enter into contracts and to pay and make golden parachute payments to directors, officers, employees or controlling stockholders. A golden parachute payment includes, generally, any payment (or agreement to make any payment) in the nature of compensation which is contingent on such person’s termination of employment or affiliation with Carver or Carver Federal and is received on or after, or is made in contemplation of, when Carver Federal is or becomes troubled. Accordingly, for so long as Carver and Carver Federal remain subject to the Orders or Carver Federal is designated as being in troubled condition, no payments can be made under any employment agreement or change in control agreement or any other contract, agreement or arrangement that would become payable as a result of a director’s, officer’s or employee’s employment if such payment would constitute a golden parachute payment. Payments that become due under any tax-qualified plan, certain bona fide deferred compensation plans, nondiscriminatory severance pay plan (so long as the severance payment does not exceed 12 months of base compensation), and payments made by reason of death or disability, or payments that are approved by the FDIC are not subject to this limitation.

On July 21, 2011 the OTS merged into the OCC, and the OCC became Carver’s primary bank regulator. The FRB became the Company’s primary holding company regulator.

Compensation of Executive Officers and Directors
SUMMARY COMPENSATION TABLE AT MARCH 31, 2014

The following table presents compensation information regarding Carver’s Chief Executive Officer, President and Chief Operating Officer, Vice President and Chief Financial Officer, Chief Operations and Information Technology Officer, and Acting General Counsel and Loan Workout Officer who served in such capacities at fiscal year end March 31, 2014 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year Ended 3/31	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1)	Total

Deborah C. Wright Chairman and Chief Executive Officer	2014	$385,000	—	—	—	—	—	$7,650	$392,650
	2013	$385,000	—	—	—	—	$2,761	—	$387,761
	2012	$385,000	—	—	—	—	$9,648	—	$394,648

Michael T. Pugh, President and Chief Operating Officer	2014	$225,810	—	—	—	—	—	$6,750	$232,560

David L. Toner, First Senior Vice President and Chief Financial Officer	2014	$207,000	—	—	—	—	—	$5,809	$212,809

John Spencer Senior Vice President and Chief Operations and Information Technology Officer	2014	$181,691	—	—	—	—	—	$2,376	$184,067
	2013	$181,691	—	—	—	—	—	—	$181,691
	2012	$176,000	$44,100	—	—	—	—	—	$220,100

James Raborn Senior Vice President, Loan Workout Officer and Acting General Counsel	2014	$181,125	—	—	—	—	—	$1,811	$182,936
	2013	$181,125	—	—	—	—	—	—	$181,125

(1)	The amounts shown in this column reflect matching contributions made to Carver’s 401(k) Plan. No Named Executive Officer receives perquisites the aggregate value of which exceeds $10,000.

The following table sets forth information regarding stock awards, stock options and similar equity compensation outstanding at March 31, 2014, whether granted during the fiscal year ended March 31, 2014 or earlier. No awards have been transferred.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2014

	Option Awards						Stock Awards
Name	Date of Grant	Number of securities underlying unexercised options (#) exercisable (2)	Number of securities underlying unexercised options (#) unexercisable (2)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Deborah C. Wright	06/24/2003	1,333			246.15	06/21/2013
	06/24/2004	999			294.45	06/22/2014
	06/09/2005	905	—		256.95	06/07/2015
	11/20/2006	782	—		247.50	11/17/2016
	05/11/2007	874	—		253.50	05/11/2017
	06/11/2008	320			127.50	06/11/2018	64	—

John Spencer	07/22/2010						134	$1,738

David L. Toner	07/22/2010						134	$1,738

(1)								All awards vest 20% per year, starting on first anniversary of grant date.
(2)			Unvested shares value is based on Carver's stock price at close of business on March 31, 2014 of $12.97.

Nonqualified Deferred Compensation Plans
Carver did not have any non-qualified deferred compensation plans in the fiscal year ended March 31, 2014.

Benefit Plans

Performance Compensation Plan. Carver maintains a Performance Compensation Plan which is a cash based incentive plan that provided certain officers and employees of Carver an incentive cash award that is credited to a memorandum account maintained by Carver for the benefit of such persons. The awards granted vest over a five year period on the specified vesting dates, and under the terms of the Performance Compensation Plan are subject to accelerated vesting in connection with a change in control, or by reason of the death or disability of the participant. Upon the vesting of an award or a percentage of an award, the vested amount is distributed to the participant as soon as practicable, but in no event later than the 15th day of the third month following the end of the plan year. In the event of the participant’s termination due to death, disability or a change in control, the Performance Compensation Plan provides that the participant’s vested account balance will be paid within 30 days following the termination of the employee’s employment. No awards have been made under the Performance Compensation Plan subsequent to the date that Carver entered into the TARP CPP with the U.S. Treasury.
Pension Plan. The Carver Federal Savings Bank Retirement Income Plan is a noncontributory, tax-qualified defined benefit plan (the “Pension Plan”). The Pension Plan was amended such that future benefit accruals ceased as of December 31, 2000. In the fiscal year ended March 31, 2014, the Pension Plan was terminated and all remaining participants received their accrued benefits.

401(k) Savings Plan. Carver maintains a 401(k) Savings Plan (“401(k) Plan”) with a profit sharing feature for all eligible employees of Carver. Carver matched contributions to the 401(k) Plan equal to 100% of pre-tax contributions made by each employee up to a maximum of 4% of their pay, subject to IRS limitations. All such matching contributions are fully vested and non-forfeitable at all times regardless of the years of service with the Bank. To be eligible for the matching contribution, the employee must be 21 years of age and have completed at least three months of service. Under the profit-sharing feature of the plan, if the Bank achieves a minimum of 70% of its fiscal year performance goal, the Compensation Committee may authorize an a non-elective contribution to the 401(k) Plan on behalf of each eligible employee of up to 2% of the employee’s annual pay, subject to IRS limitations. This non-elective contribution, if made, is awarded regardless of whether the employee makes voluntary contributions to the 401(k) Plan. Non-elective Company contributions vest 20% each year for the first five years of employment and are fully vested thereafter. To be eligible for the non-elective company contribution, the employee must be 21 years of age, have completed at least one year of service and be employed on the last day of the plan year, currently December 31, or have terminated employment for death, disability or retirement. Carver did not award a non-elective contribution for the 401(k) Plan year that ended December 31, 2014.

Employment and Other Agreements with Executive Officers

Notwithstanding their employment and letter agreements as summarized below, Carver’s Named Executive Officers have agreed in writing to accept the ARRA standards discussed earlier in this document and to not accept any severance during the period in which the U.S. Treasury holds an equity position in Carver. Additionally, under the Orders issued by the regulators on February 7, 2011, Carver is prohibited from fulfilling severance payment commitments, resulting from termination for any reason (except for payments performed or benefits accrued), that are outside the scope of a non-discriminatory, all-employee severance program.

Employment Agreements

As of June 1, 1999, both Carver and Carver Federal entered into employment agreements to secure the services of Deborah C. Wright as President and CEO. The employment agreements are intended to set forth the aggregate compensation and benefits payable to Ms. Wright for all services rendered to them and any of their subsidiaries. Both employment agreements provided for an initial term of three years beginning June 1, 1999 and, pursuant to the terms of the employment agreements, each year thereafter, except as set forth herein, have been extended an additional year following a review of Ms. Wright’s performance by the Compensation Committee and the Board of Directors. Notwithstanding the foregoing, from the date Carver and Carver Federal entered into the Orders and were designated as being “in troubled condition,” the employment agreements have not been renewed or extended in order to comply with the requirements of the FDIC golden parachute regulations. Accordingly, the employment agreements expired on June 30, 2013.

Letter Agreements

Carver entered into letter employment agreements with Messrs Spencer and Raborn. Generally, each letter employment agreement provides for “at-will” employment and compensation in the form of base salary and benefits based on length of service and in certain instances, a one-time payment.

Director Compensation

The Chairman of the Board of Directors is currently the Chief Executive Officer and does not receive any additional compensation for serving as the Board Chairman. Carver’s outside directors are paid an annual cash retainer of $10,000 to serve as a Director of both Carver and Carver Federal and receive a meeting fee of $600 for Board Meetings attended and $700 per Executive Committee meeting attended. The chairs of the Asset Liability and Interest Rate Risk Committee (“ALCO”) and Audit committees receive an annual retainer of $7,500 and $5,000, respectively, and a meeting fee of $650. The chairs of the remaining committees receive an annual retainer of $1,500 and all committee members including the chairs thereof receive $475 per committee meeting attended. Upon shareholder approval of new directors, the Compensation Committee may approve a grant of 1,000 shares of restricted stock and 1,000 stock options, which vest pursuant to Carver’s incentive plan in effect at the time of the grant. In 2010, after a competitive study of Non-Employee Director Compensation conducted by Pearl Meyer & Partners, the Compensation Committee voted to grant annual restricted stock awards in the amount of $5,000 to each Non-Employee director at subsequent annual meetings. All other compensation elements would remain unchanged. The Non-Employee Directors have not received annual restricted stock awards given the constraints on Carver’s Equity Plan.

The following table sets forth information regarding compensation earned by the non-employee directors of Carver during the fiscal year ended March 31, 2014.

DIRECTOR COMPENSATION AT MARCH 31, 2014

					Change in
					pension
	Fees				value and
	earned			Non-equity	nonqualified
	or paid	Stock	Option	incentive plan	deferred	All other
	in cash	awards	awards	compensation	compensation	compensation	Total
Name	($)	($)	(S)	($)	earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dr. Samuel Daniel	$20,950	—	—	—	—	—	$20,950
Robert Holland, Jr.	$22,625	—	—	—	—	—	$22,625
Pazel G. Jackson, Jr.	$40,225	—	—	—	—	—	$40,225
Robert Tarter	$38,275	—	—	—	—	—	$38,275
Susan Tohbe	$31,350	—	—	—	—	—	$31,350
Janet Rollé	$20,025	—	—	—	—	—	$20,025
Lewis P. Jones III (1)	$15,975	—	—	—	—	—	$15,975
Colvin W. Grannum (1)	$12,050	—	—	—	—	—	$12,050
Kenneth Knuckles (1)	$14,550	—	—	—	—	—	$14,550
Ingrid LaMae deJongh (2)	$3,575	—	—	—	—	—	$3,575

(1)
Messrs. Jones, Grannum and Knuckles were appointed to Carver’s Board of Directors effective September 25, 2013 and, accordingly, the amount above reflects the fees and compensation earned from September 25, 2013 through March 31, 2014.

(2)
Ms. deJongh was appointed to Carver’sBoard of Directors effective March 1, 2014 and, accordingly, the amount above reflects the fees and other compensation earned from March 1, 2014 through March 31, 2014.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee and Carver consider the accounting and tax (individual and corporate) consequences of the compensation plans prior to making changes to the plans. The Compensation Committee has considered the impact of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (formerly SFAS No. 123(R), on Carver’s use of equity incentives as a key retention tool.

As part of its role, the Compensation Committee also reviews and considers sections of the Internal Revenue Code (“IRC”), including but not limited to, Golden Parachutes Under IRC Section 280G and the deductibility of executive compensation under Section 162(m) which limits deduction of compensation paid to Named Executive Officers to $1,000,000 unless the compensation is “performance-based”. This applies to base salary, all cash incentive plans and equity grants other than stock options. During fiscal 2014, no employee received taxable compensation in excess of $1,000,000 and therefore, deductibility of compensation was not limited by these sections of the IRC.

Option Granting Practices

The timing of Carver’s option grants has historically been and continues to be determined upon appointment to the Board, upon hire, or in conjunction with incentive grants after Carver’s fiscal year end and approved by the Compensation Committee. In fiscal 2014, no options were granted to Named Executive Officers. When granted, however, grants vest pursuant to Carver’s incentive plan in effect at the time of the grant.

Ownership Guidelines

Carver regularly reviews the ownership levels of its directors and officers and has not established minimum stock ownership guidelines for Carver’s directors and the Named Executive Officers.

Conclusion

The Compensation Committee retains the discretion to decrease all forms of incentive payouts based on significant individual or Company performance shortfalls. Likewise, the Committee retains the discretion to increase payouts and/or consider special awards for significant achievements, including but not limited to superior asset management, investment or strategic accomplishment and/or consummation of beneficial acquisitions.

Overall, the level and mix of compensation that is finally decided upon is considered within the context of both the objective data from Carver’s competitive assessment of compensation and performance, as well as discussion of the subjective factors as outlined above. The Compensation Committee believes that each executive’s compensation is within the competitive range of practices when compared to the objective comparative data and reasonable given Company and individual performance.

Securities Authorized for Issuance Under Equity Compensation Plans

    The following table sets forth information about the shares of Voting Stock authorized by Carver for issuance under equity compensation plans as of March 31, 2014.

Number of
securities
remaining
	Number of	Weighted-	available for future
	securities to be	average	issuance under
	issued upon	exercise	equity
	exercise of	price of	compensation plans
	outstanding	outstanding	(excluding
	options,	options,	securities
	warrants and	warrants	reflected in column
Plan Category	rights	and rights	(a))

Equity compensation plans approved by security holders (1)	5,362	$255.17	17,121

Equity compensation plans not approved by security holders	—	—	—

Total	5,362	$255.17	17,121

(1)    Note: Shares have been adjusted to reflect Carver’s 1-for-15 reverse stock split, effective October 27, 2011.

Carver’s Stock Incentive Plans do not provide for re-pricing of stock options, which is the cancellation of shares in consideration of the exchange for other stock options to be issued at a lower price, and Carver has not acted to re-price stock options.

ADDITIONAL INFORMATION

Date for Submission of Stockholder Proposals
To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Carver’s executive office, 75 West 125th Street, New York, New York 10027, no later than March 31, 2015.

Notice of Business to be Conducted at Annual Meeting
Carver’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to Carver’s Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of Carver. To be timely, a stockholder’s notice must be delivered to or received by the Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, 60 days in advance of such meeting, if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous fiscal year’s annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous fiscal year’s annual meeting; and (2) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to be first given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Carver with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder’s notice to the Secretary of Carver shall set forth such information as required by the Bylaws of Carver. Nothing in this paragraph shall be deemed to require Carver to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See “Date for Submission of Stockholder Proposals.”
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, Carver expects that a number of brokers with account holders who are our stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their broker. In addition, Carver will promptly deliver, upon written or oral request to its address or telephone number below, a separate copy of the proxy materials and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. Direct your written request to Carver Bancorp Inc., 75 West 125th Street, New York, New York 10027, Attention: Corporate Secretary, or contact us at (718) 230-2900.
Other Matters
As of the date of this proxy statement, the Board of Directors does not know of any other matters to be brought before the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.
Annual Report to Stockholders
A copy of the Annual Report to Stockholders for the fiscal year ended March 31, 2014 (“2014 Annual Report”), containing financial statements as of March 31, 2014 and March 31, 2013 and for each of the years in the three-year period ended March 31, 2014, prepared in conformity with generally accepted accounting principles, accompanies this proxy statement. The consolidated financial statements have been audited by KPMG LLP whose report thereon is included in the 2014 Annual Report.
The 2014 Annual Report includes a copy of Carver’s annual report on Form 10-K for the fiscal year ended March 31, 2014 filed with the SEC. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Isaac Torres, Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (718) 230-2900. The annual report on Form 10-K for fiscal year 2014 is also available on Carver’s website at www.carverbank.com and on the SEC website at www.sec.gov.

By Order of the Board of Directors,

/s/ Isaac Torres
Isaac Torres
Corporate Secretary

July 29, 2014

To Assure That Your Shares Are Represented at the Annual Meeting,
Please Sign, Date, and Promptly Return the Accompanying
Proxy Card in the Enclosed Postage-Paid Envelope or Use
Telephone Voting as Described in the Proxy Statement

Appendix A

CARVER BANCORP, INC.
2014 EQUITY INCENTIVE PLAN
ARTICLE 1 – GENERAL

Section 1.1    Purpose, Effective Date and Term.  The purpose of this Carver Bancorp, Inc. 2014 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Carver Bancorp, Inc., a Delaware corporation (the “Company”), and its Subsidiaries, including Carver Federal Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the later of (i) September 25, 2014, the expected date of the approval of the Plan by the Company’s stockholders, or (ii) if required, 30 days after the Plan has been submitted to the Company’s primary Federal banking regulator and that regulator has not posed a supervisory objection.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date. Notwithstanding the foregoing, for so long as the Bank is designated as being in troubled condition by its primary Federal banking regulator, no Awards under this Plan that would be subject to 12 C.F.R. Part 359 shall be granted without the prior approval of the Company’s primary Federal banking regulator with the concurrence of the Federal Deposit Insurance Corporation.
Section 1.2    Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1, subject to the limitations set forth in this Section and in Section 1.1 above. During the period in which any obligation of the Company arising from financial assistance (“Financial Assistance”) under the Community Development Capital Initiative under the Troubled Asset Relief Program (“TARP-CDCI”) remains outstanding, this Plan and any Award under this Plan shall comply with Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 (“EESA”), as implemented by 31 C.F.R. § 30 et. al. and any guidance, rule or regulation thereunder, as shall be in effect from time to time (collectively, the “Compensation Regulations”), including Compensation Regulations issued after the Effective Date hereof. Notwithstanding the foregoing, the Committee may, to the extent permitted under Section 111 of the EESA, make Award(s) during the period that Financial Assistance remains outstanding that contain terms that may not be acceptable under the Compensation Regulations so long as such Award(s) are either (i) not made to persons that are subject to the Compensation Regulations, or (ii) if made to persons subject to the Compensation Regulations, make clear that such terms shall not be applicable until the Financial Assistance is fully repaid.
Section 1.3    Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4    Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS
Section 2.1    General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:
(a)     Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten‑year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b)     Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.
(c)    Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.
(d)    Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).
Section 2.2    Stock Options
(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.
(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option using a portion of shares obtained on exercise in payment of the Exercise Price of the Stock Option (and, if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
Section 2.3 Restricted Stock.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between Carver Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Carver Bancorp, Inc. 2014 Equity Incentive Plan, copies of which are on file at the executive offices of Carver Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)     Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)     Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(ii)     Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)     Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4    Restricted Stock Units.
(a)    Grant of Restricted Stock Unit Awards.    Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)    Terms and Conditions.    Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)        A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)    The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)    Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)    A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5    Performance-Based Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.
(a)    Performance Measures.  Such performance measures may be based on any one or more of the following:
(i)basic earnings per share;
(ii)basic cash earnings per share;
(iii)diluted earnings per share;
(iv)core earnings per share;
(v)diluted cash earnings per share;
(vi)net income or net income before taxes;
(vii)cash earnings;
(viii)net interest income;
(ix)non-interest income;
(x)general and administrative expense to average assets ratio;
(xi)cash general and administrative expense to average assets ratio;
(xii)efficiency ratio;
(xiii)cash efficiency ratio;
(xiv)return on average assets;

(xv)core return on average assets;
(xvi)cash return on average assets;
(xvii)return on equity;
(xviii)return on average stockholders' equity;
(xix)cash return on average stockholders' equity;
(xx)return on average tangible stockholders' equity;
(xxi)cash return on average tangible stockholders' equity;
(xxii)core earnings;
(xxiii)operating income;
(xxiv)revenue;
(xxv)operating efficiency ratio;
(xxvi)net interest margin;
(xxvii)net interest rate margin or net interest rate spread;
(xxviii)growth in assets, loans, or deposits;
(xxix)loan production volume;
(xxx)net charge offs;
(xxxi)non-performing loans;
(xxxii)classified loans;
(xxxiii)cash flow;
(xxxiv)capital preservation (core or risk-based);
(xxxv)interest rate risk exposure - net portfolio value;
(xxxvi)interest rat risk sensitivity;
(xxxvii) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;
(xxxviii)stock price (including, but not limited to, growth measures and total shareholder return);

(xxxix)operating expenses as a percentage of average assets;
(xl)core deposits as a percentage of total deposits;
(xli)deposit growth;
(xlii)net charge off percentage;
(xliii)average percentage past due;
(xliv)classified assets to total assets;
(xlv)asset quality; or
(xlvi)any combination of the foregoing.
Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction.
(b)    Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)    Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.
Section 2.6    Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty-five percent (25%) per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, or set forth in the Award Agreement, in the event of the Participant’s death, Disability, or Involuntary Termination following a Change in Control).
Section 2.7    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.8    Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.
Section 2.9.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan (subject to the limitations set forth in the Compensation Regulations, to the extent applicable):
(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, Retirement, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, and any Restricted Stock Award and Restricted Stock Unit Award that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Unit Awards granted to a Participant that has not vested shall expire and be forfeited.
(c)    Upon Termination of Service for reason of Disability or death, and if specifically provided by the Committee, upon Retirement (except in the case of Awards subject to performance-based vesting conditions under Section 2.5 hereof) all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Unit Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.
(e)    Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock and Restricted Stock Units is as set forth in Article 4.
Section 2.10.    Effect of Compensation Regulations. Notwithstanding anything to the contrary herein, any Award made during the period that the Company has any obligation under the TARP-CDCI (the “TARP-CDCI Period”) shall specify that such Award shall comply with the requirements of Section 111 of the EESA, including, but not limited to, the following:
(a)    No award of Stock Options, Restricted Stock or Restricted Stock Units shall be made to the Most Highly Compensated Employee other than an Award or Restricted Stock or Restricted Stock Units that:
(i)    does not fully vest until the earlier of: (I) two years from the date of grant, during which time the Most Highly Compensated Employee is required to perform substantial services to the Company or a Subsidiary; (II) the Most Highly Compensated Employees death or disability; or (III) a Change in Control event occurs with respect to the Company;
(ii)    has a value on the date of grant that is one-third or less of the total “annual compensation” of the Most Highly Compensated Employee; or
(iii)    is not transferable (with respect to Restricted Stock) or paid (with respect to Restricted Stock Units) until after the TARP-CDCI Period, unless the Company repays the Federal Government incrementally during the TARP-CDCI Period (or the Federal Government otherwise sells the shares that it owns of the Company during such period) and then would be transferable only to the extent permitted by the Compensation Regulations.
(b)    No Senior Executive Officer or any of the next five (5) Most Highly Compensated Officers shall receive a Golden Parachute Payment.
ARTICLE 3 - SHARES SUBJECT TO PLAN
Section 3.1    Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
Section 3.2    Share Limitations.
(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Two Hundred Fifty-Thousand (250,000) shares of Stock, all of which are eligible to be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) and any or all of which are eligible to be awarded as Restricted Stock Awards or Restricted Stock Units. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.
(b)    Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (3) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
(c)    Grants to Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee during any calendar year shall not exceed Fifty Thousand (50,000), all of which may be granted as ISOs, to the maximum extent permitted by law.

(d)    Grants to Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Awards granted to any one individual non‑Employee Director under the Plan shall be Twelve Thousand Five Hundred (12,500) shares of Stock, i.e., five percent of the Awards available to be granted under the Plan, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive Awards totaling more than Seventy-Five Thousand (75,000). i.e., 30% of the Awards available to be granted under the Plan, all of which may be granted during any calendar year.
(e)    The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.2, shall be subject to adjustment as provided in Section 3.3.
Section 3.3    Corporate Transactions.
(a)    General.     In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.
(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.
Section 3.4    Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)    Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b)    Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.
ARTICLE 4 - CHANGE IN CONTROL
Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:
(a)    At the time of an Involuntary Termination following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination , provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control.
(b)    At the time of an Involuntary Termination following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.
(c)    In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.
Section 4.2    Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following events:
(a)    There occurs a “Change in Control” of the Company, as defined or determined by either the Company’s primary federal regulator or under regulations promulgated by such regulator;

(b)    As a result of, or in connection with, any merger or other business combination, sale of assets or contested election, wherein the persons who were non-employee directors of the Company before such transaction or event cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;

(c)    The Company transfers all or substantially all of its assets to another corporation or entity which is not an affiliate of the Company;

(d)    The Company is merged or consolidated with another corporation or entity and, as a result of such merger or consolidation, less than sixty percent (60%) of the equity interest in the surviving or resulting corporation is owned by the former shareholders or depositors of the Company; or

(e)    The Company sells or transfers more than a fifty percent (50%) equity interest in the Company to another person or entity which is not an affiliate of the Company, excluding a sale or transfer to a person or persons who are employed by the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.
ARTICLE 5 - COMMITTEE
Section 5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2    Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:
(a)     the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.
(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c)    The Committee will have the authority to define terms not otherwise defined herein.
(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
Section 5.3    Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant Awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4    Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 - AMENDMENT AND TERMINATION
Section 6.1    General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.
Section 6.2    Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 - GENERAL TERMS
Section 7.1    No Implied Rights.
(a)    No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)    No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2    Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.
Section 7.3    Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.
Section 7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5    Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.
Section 7.6    Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.7    Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8    Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock or Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.
Section 7.9    Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.
Section 7.10    Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.11    Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.12    No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 7.13    Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in New York City, New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.14    Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15    Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16    Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.
In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.
Section 7.17    Forfeiture Events.
(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.
In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.
Section 7.18    Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise is reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.
Section 7.19    Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION
Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.
(b)    “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit or Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.
(d)    “Board” means the Board of Directors of the Company.
(e)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.
(f)    “Change in Control” has the meaning ascribed to it in Section 4.2.
(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h)    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(i)    “Committee” means the Committee acting under Article 5.
(j)    “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.
(k)    “Director” means a member of the Board of Directors of the Company or a Subsidiary.
(l)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.

In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.
(m)    “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
(n)    “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.
(o)    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(p)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(r)    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(s)    “Fair Market Value” means, with respect to a share of Stock on a specified date:
(i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or
(iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.
(t)    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.
(u )    “Golden Parachute Payment” means any payment, including an acceleration of vesting, for the departure from service with the Company for any reason, or any payment due to a Change in Control of the TARP recipient or a Subsidiary, except for payments for services performed or benefits accrued.
(v)    “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.
(w)    “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary other than termination for Cause, or termination of employment by a Participant Employee for Good Reason.
(x)    “ISO” has the meaning ascribed to it in Section 2.1(a).

(y)    “Most Highly Compensated Employee” shall mean, with respect to any fiscal year during the TARP-CDCI Period, is the Employee or Employees who received the highest compensation from the Company or any Subsidiary during the last completed fiscal year, without regard to whether the compensation is includible in the Employee’s gross income for Federal income tax purposes.
(z)     “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.
(aa)    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(bb)    “Restricted Stock” has the meaning ascribed to it in Section 2.3.
(cc)    “Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.4.
(dd)    “Restricted Period” has the meaning ascribed to it in Section 2.4(b)(iii).
(ee)     “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director have ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.
(ff)    “SEC” means the United States Securities and Exchange Commission.
(gg)    “SEO” means the senior executive officers of the Company who are employees identified as “named executive officers” of the Company as determined pursuant to instruction 1 to Item 402(a)(3) of Regulation S-K under the Federal securities laws.
(hh)    “Securities Act” means the Securities Act of 1933, as amended from time to time.
(ii)    “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(jj)    “Stock” means the common stock of the Company, $0.01 par value per share.
(kk)    “Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.
(ll)    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.
(mm)    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(v)    With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.
(nn)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e)    indications of time of day mean Eastern Standard Time;
(f)    “including” means “including, but not limited to”;
(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

0

REVOCABLE PROXY
CARVER BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 25, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARVER BANCORP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, SEPTEMBER 25, 2014. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1, AND "FOR" THE PROPOSALS LISTED IN ITEMS 2, 3, AND 4.

The undersigned stockholder hereby appoints Robert Holland, Jr., and Robert R. Tarter, or either one of them, with full powers of substitution (collectively, the "Proxy Committee"), to represent and to vote as proxy, as designated, all shares of the common stock of Carver Bancorp, Inc. held of record by the undersigned on July 27, 2014 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Schomburg Center for Research in Black Culture, New York Public Library, 515 Malcolm X Boulevard, New York, New York 10037, on Thursday, September 25, 2014 at 10:00 a.m. or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies and authorizes the Proxy Committee to cast all votes to which the undersigned is entitled as follows:

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

CARVER BANCORP, INC.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.astproxyportal.com/ast/17288/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20433300000000001000 8 092514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1, AND "FOR" THE PROPOSALS LISTED IN ITEMS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as directors of the nominees listed below each to serve for a three-year term.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for one or more nominees, mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the 2014 Carver Bancorp, Inc. Equity Incentive Plan.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as independent auditors for Carver Bancorp, Inc. for the fiscal year ending March 31, 2015.	☐	☐	☐
4. Advisory (non-binding) approval of the compensation of our named executive officers as described in the proxy statement.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement for the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF PROPERLY SIGNED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN ITEM 1, AND "FOR" THE PROPOSALS LISTED IN ITEMS 2, 3, AND 4. If any other matters properly come before the Annual Meeting, the Proxy Committee will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver Bancorp, Inc.'s management is not aware of any other such business.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of the Proxy Committee and previously submitted proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

Your telephone or Internet vote authorizes the Proxy Committee to vote your shares in the same manner as if you marked, signed and returned your proxy card.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

ANNUAL MEETING OF STOCKHOLDERS OF

CARVER BANCORP, INC.

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17288/

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20433300000000001000 8 092514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1, AND "FOR" THE PROPOSALS LISTED IN ITEMS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as directors of the nominees listed below each to serve for a three-year term.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for one or more nominees, mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the 2014 Carver Bancorp, Inc. Equity Incentive Plan.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as independent auditors for Carver Bancorp, Inc. for the fiscal year ending March 31, 2015.	☐	☐	☐
4. Advisory (non-binding) approval of the compensation of our named executive officers as described in the proxy statement.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement for the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF PROPERLY SIGNED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN ITEM 1, AND "FOR" THE PROPOSALS LISTED IN ITEMS 2, 3, AND 4. If any other matters properly come before the Annual Meeting, the Proxy Committee will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver Bancorp, Inc.'s management is not aware of any other such business.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of the Proxy Committee and previously submitted proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

Your telephone or Internet vote authorizes the Proxy Committee to vote your shares in the same manner as if you marked, signed and returned your proxy card.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.